SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. _)

Filed by the Registrant   |X|
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
    [X]     Preliminary Proxy Statement
    [ ]     Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
    [ ]     Definitive Proxy Statement
    [ ]     Definitive Additional Materials
    [ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Phase III Medical, Inc.
               ___________________________________________________

                (Name of Registrant as Specified in Its Charter)
               ___________________________________________________

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]     Check box if any part of the fee is offset as provided by Exchange  Act
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        was paid  previously.  Identify  the  previous  filing by  registration
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

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                                      -2-

                             PHASE III MEDICAL, INC.
                         420 LEXINGTON AVENUE, SUITE 450
                            NEW YORK, NEW YORK 10107
                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
                                 August 29, 2006

To the Stockholders of Phase III Medical, Inc.

         The Annual Meeting of Stockholders of Phase III Medical, Inc., (the "Company") will be held at the Company's offices at 420 Lexington Avenue, Suite 450, New York, New York 10107, on August 29, 2006, at 4:30 P.M. (New York City time) for the purpose of considering and acting upon the following matters:

1.   Election of four directors;

2. Consideration of and vote to approve the Company's Amended and Restated Certificate of Incorporation, including amendments to (i) effect a reverse stock split of the Company's Common Stock at a ratio of one-for-ten shares; and (ii) change the Company's name from "Phase III Medical, Inc." to "NeoStem, Inc."

3. Consideration of and vote to approve an amendment to the Company's 2003 Equity Participation Plan (the "2003 EPP") to fix the number of shares of the Company's Common Stock authorized for issuance thereunder at 25,000,000 (assuming approval of Proposal No. 2), to provide for the administration of the 2003 EPP by a committee of outside directors, and to provide a maximum amount of shares that may be granted to any one person during any calendar year.

4. Ratification of the appointment of Holtz Rubenstein Reminick LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2006; and

5.   Any other matters properly brought before the stockholders at the meeting.

         The Board of Directors has fixed the close of business on July 21, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         Your proxy vote is important. Whether or not you expect to attend the meeting in person, you are urged to mark, sign, date and return the enclosed proxy in the enclosed prepaid envelope.

         Your attention is directed to the Proxy Statement which is set forth on the following pages.

                                         By Order of the Board of Directors,



                                         Catherine M. Vaczy
                                         Secretary
July __, 2006

                             PHASE III MEDICAL, INC.
                         420 Lexington Avenue, Suite 450
                            New York, New York 10107

                           PRELIMINARY PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 29, 2006

                              SOLICITATION OF PROXY

         The enclosed proxy is being mailed and solicited on or about the 28th day of July 2006, by and on behalf of the Board of Directors of Phase III Medical, Inc. (the "Company"), for use in connection with the Annual Meeting of Stockholders to be held at 4:30 p.m. (New York City time) on August 29, 2006 at the principal executive offices of the Company located at 420 Lexington Avenue, Suite 450, New York, New York 10107 and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the preceding Notice and are more fully discussed below. All shares represented by proxies which are returned properly signed will be voted as specified on the proxy card. If choices are not specified on the proxy card, the shares will be voted IN FAVOR OF the Board's nominees for director named herein, adoption of the Amended and Restated Certificate of Incorporation, including the reverse stock split, name change and other amendments thereto described herein, the amendment to the Company's 2003 EPP, and the ratification of the appointment of the Company's auditors to audit the Company's financial statements for the 2006 fiscal year. The By-Laws of the Company require that the holders of a majority of the total number of shares entitled to vote at the meeting be represented in person or by proxy in order for the business of the meeting to be transacted with respect to such matters.

         This solicitation is being made by the Company. The cost of this solicitation will be paid by the Company. In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone or messenger, or by personal solicitation by officers, directors or employees of the Company at nominal cost to the Company or by any one or more of the foregoing means. The Company will reimburse brokers, dealers, banks and others authorized by the Company for their reasonable expenses in forwarding proxy solicitation material to the beneficial owner of shares.

                               REVOCATION OF PROXY

         A proxy may be revoked by a stockholder by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise, or by voting in person at the meeting. The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.

                                STOCK OUTSTANDING

         On July 21, 2006, there were outstanding and entitled to vote at the Annual Meeting __________ shares of common stock, par value, $.001 per share (the "Common Stock"). Holders of record of common stock at the close of business on July 21, 2006, will be entitled to one vote for each share held on all matters properly coming before the meeting. Holders of shares of the Company's Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock"), are not entitled to vote on any of the matters described in this Proxy Statement.

         There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote. The ratification of Proposal 3 and 4 will require the affirmative vote of a majority of the votes cast. The ratification of Proposals 2 will require the affirmative vote of a majority of the shares outstanding. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a "no" vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of Proposals 3 and
4. Since Proposal 2 requires approval by an absolute majority of shares outstanding, broker non-votes will be counted as a "no" vote.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The size of the Board of Directors has been fixed at four members. Four individuals have been nominated by the Board for election as directors at the forthcoming Annual Meeting, to hold office until the next annual meeting and until their successors are elected and have qualified. Shares represented by proxies which are returned properly signed will be voted for the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated), the proxy will be voted for the election of a substitute nominee who shall be designated by the Board.

         Information with respect to each nominee and executive officer of the Company, including the principal occupation of each for the past five years, positions and offices held with the Company, membership on other boards of directors and age is set forth below. There are no family relationships among any of the Company's directors and officers. For information with respect to beneficial ownership of the Company's common stock, see "Voting Securities of Certain Beneficial Owners and Management."

                                                                     Position
Name                    Age    Position                             held since
-----                   ----   ------------------------------------ -----------

Robin L. Smith, M.D.    41     Chief Executive Officer & Chairman of   2006
                               the Board
Mark Weinreb            53     Director and President                  2003
Wayne Marasco, M.D.     53     Director and Senior Scientific          2003
                               Advisor
Joseph Zuckerman, M.D.  54     Director                                2004
Catherine M. Vaczy      45     Executive Vice President and General    2005
                               Counsel
Larry A. May            56     Chief Financial Officer                 2006


Nominees for Director

Robin L. Smith

Dr. Robin L. Smith joined the Company as Chairman of its Advisory Board in September 2005 and, effective June 2, 2006, is the Chief Executive Officer and Chairman of the Board. Dr. Smith, who received a medical degree from Yale University in 1992 and a master's degree in business administration from the Wharton School in 1997, brings to the Company extensive experience in medical enterprises and business development. During the past two years, she has acted as a senior advisor and consultant to both publicly traded and privately held companies in the healthcare and other fields where she assists in capital raising efforts, strategic development initiatives and marketing and sales as well as evaluating companies in healthcare, media and emerging technologies on behalf of investment banking concerns and funds. From 2000 to 2003, Dr. Smith served as President and CEO of IP2M, selected as one of the 10 fastest growing technology companies in Houston. Previously, from 1998 to 2000, she was Executive Vice President and Chief Medical Officer for HealthHelp, Inc., a National Radiology Management company that managed 14 percent of the healthcare dollars spent by large insurance companies.


Dr. Smith sits on numerous Boards of Directors including the New York University Hospital for Joint Disease (Chairman of Recruitment and New Development), Talon Air, Biomega, the Chemotherapy Foundation and has been asked to join a think tank group for Yale University School of Medicine's Department of Neurosurgery to assist in analyzing resources and future initiatives. Dr. Smith also serves as Chairman of the advisory board of China Biopharmaceuticals Holdings and the business advisory board of Enhanced Care Initiatives and Navistar Media Holdings. Dr. Smith also serves as Managing Director and Partner of the Madelin Fund which seeks to achieve investment returns primarily in the form of capital gains by making privately negotiated venture capital investments in companies operating in the oncology and oncology related healthcare sectors.

Mark Weinreb

Mr. Weinreb joined the Company on February 6, 2003 as a Director, Chief Executive Officer and President and effective June 2, 2006, continues as a Director and President. In 1976, Mr. Weinreb joined Bio Health Laboratories, Inc., a state-of-the-art medical diagnostic laboratory providing clinical testing services for physicians, hospitals, and other medical laboratories. He progressed to become the laboratory administrator in 1978 and then an owner and the laboratory's Chief Operating Officer in 1982. Here he oversaw all technical and business facets, including finance, laboratory science technology and all the additional support departments. He left Bio Health Labs in 1989 when he sold the business to a biotechnology company listed on the New York Stock Exchange. In 1992, Mr. Weinreb founded Big City Bagels, Inc., a national chain of franchised upscale bagel bakeries and became Chairman and Chief Executive
Officer of such entity. The company went public in 1995 and in 1999 he redirected the company and completed a merger with an Internet service provider. In 2000, Mr. Weinreb became the Chief Executive Officer of Jestertek, Inc., a 12-year old software development company pioneering gesture recognition and control using advanced inter-active proprietary video technology. In 2002, he left Jestertek after arranging additional financing. Mr. Weinreb received a Bachelor of Arts degree in 1975 from Northwestern University and a Master of Science degree in 1982 in Medical Biology, from C.W. Post, Long Island University.


Wayne Marasco

Dr. Marasco joined the Board of Directors of the Company in June 2003. In August 2004 he was appointed the Company's Senior Scientific Advisor. Dr. Marasco has been an Associate Professor in the Department of Cancer Immunology & AIDS at the Dana-Farber Cancer Institute and Associate Professor of Medicine in the Department of Medicine, Harvard Medical School for over five years. Dr. Marasco is a licensed physician-scientist with training in Internal Medicine and specialty training in infectious diseases. His clinical practice sub-specialty is in the treatment of immunocompromised (cancer, bone marrow and solid organ transplant) patients.

Dr. Marasco's research laboratory is primarily focused on the areas of antibody engineering and gene therapy. New immuno- and genetic- therapies for HIV-1 infection / AIDS, HTLV-1, the etiologic agent in Adult T-cell Leukemia, and other emerging infectious diseases such as SARS and Avian Influenza are being studied. Dr. Marasco's laboratory is recognized internationally for its pioneering development of intracellular antibodies (sFv) or "intrabodies" as a new class of molecules for research and gene therapy applications. He is the author of more than 70 peer reviewed research publications, numerous chapters, books and monographs and has been an invited speaker at many national and international conferences in the areas of antibody engineering, gene therapy and AIDS. Dr. Marasco is also the Scientific Director of the National Foundation for Cancer Research Center for Therapeutic Antibody Engineering (the "Center"). The Center is located at the Dana-Faber Cancer Institute and will work with investigators globally to develop new human monoclonal antibody drugs for the treatment of human cancers.

In 1995, Dr. Marasco founded IntraImmune Therapies, Inc., a gene therapy and antibody engineering company. He served as the Chairman of the Scientific Advisory Board until the company was acquired by Abgenix in 2000. He has also served as a scientific advisor to several biotechnology companies working in the field of antibody engineering, gene discovery and gene therapy. He is an inventor on numerous issued and pending patent applications.


Joseph D. Zuckerman

Joseph D. Zuckerman joined the Board of Directors of the Company in January 2004. Since 1997, Dr. Zuckerman has been Chairman of the NYU-Hospital for Joint Diseases Department of Orthopaedic Surgery and the Walter A. L. Thompson Professor of Orthopaedic Surgery at the New York University School of Medicine. He is responsible for one of the largest departments of orthopaedic surgery in the country, providing orthopaedic care at five different hospitals including Tisch Hospital, the Hospital for Joint Diseases, Bellevue Hospital Center, the Manhattan Veteran's Administration Medical Center and Jamaica Hospital. He is also the Director of the Orthopaedic Surgery Residency Program, which trains more than 60 residents in a five year program.

Dr. Zuckerman has held leadership positions in national organizations and was President of the American Shoulder and Elbow Surgeons and Chair of the Council on Education for the American Academy of Orthopaedic Surgeons. He recently developed and successfully implemented a sponsorship program between the hospital and the New York Mets. His clinical practice is focused on shoulder surgery and hip and knee replacement and he is the author or editor of ten textbooks, 60 chapters and more than 200 articles in the orthopaedic and scientific literature.


Executive Officers

Catherine M. Vaczy

Ms. Vaczy joined the Company in April 2005 as Executive Vice President and General Counsel. Ms. Vaczy is responsible for overseeing the Company's legal affairs. From 1997 through 2003, Ms. Vaczy held various senior positions at ImClone Systems Incorporated, a publicly traded company developing a portfolio of targeted biologic treatments to address the medical needs of patients with a variety of cancers, most recently as its Vice President, Legal and Associate General Counsel, While at ImClone, Ms. Vaczy served as a key advisor in the day-to-day operation of the company and helped forge a number of important strategic alliances, including a $1 billion co-development agreement for Erbitux(R), the company's targeted therapy approved for the treatment of metastatic colorectal and head and neck cancers. From 1988 through 1996, Ms. Vaczy served as a corporate attorney advising clients in the life science industry at the New York City law firm of Ross & Hardies. Ms. Vaczy received a Bachelor of Arts degree in 1983 from Boston College and a Juris Doctor from St. John's University School of Law in 1988.

Larry A. May

Mr. May, the former Treasurer of Amgen (one of the world's largest biotechnology companies), initially joined Phase III Medical to assist with licensing activities in September 2003. He joined Phase III Medical as an officer of the Company upon the Company's acquisition of the business of Neostem (California). For the last 20 years, Mr. May has worked in the areas of life science and biotechnology. From 1983 to 1998, Mr. May worked for Amgen as Corporate Controller (1983 to 1988), Vice President/Corporate Controller/Chief Accounting Officer (1988 to 1997), and Vice President/Treasurer (1997 to 1998). At Amgen, Mr. May helped build Amgen's accounting, finance and IT organizations. From 1998 to 2000, Mr. May served as the Senior Vice President, Finance & Chief Financial Officer of Biosource International, Inc., a provider of biologic research reagents and assays. From 2000 to May 2003, Mr. May served as the Chief Financial Officer of Saronyx, Inc., a company focused on developing productivity tools and secure communication systems for research scientists. From August 2003 to January 2005, Mr. May served as the Chief Financial Officer of NeoStem (California). In March 2005, Mr. May was appointed CEO of NeoStem and in May 2005 he was elected to the Board of Directors of NeoStem (California). He received a Bachelor of Science degree in Business Administration & Accounting in 1971 from the University of Missouri.


The Board of Directors

During the year ended December 31, 2005, the Board of Directors held 25 meetings. Because of the Company's recent reorganization and implementation of its new business plan, and its ongoing efforts to engage qualified board members under its new business plan, the Company does not have a separately designated audit, nominating or compensation committee at this time. The Company's Board of Directors also has determined that the Company does not have an audit committee financial expert. The Company continues to seek new board members in order to implement its reorganization and new business plan, and appoint a separately designated audit committee.

The functions which would be performed by a Nominating Committee are performed by the Board as a whole, and there is no separate Nominating Committee charter. The Board has determined that Joseph D. Zuckerman is the Company's only independent director, as that term is defined by the rules of the National
Association of Securities Dealers. The Board will consider stockholder recommendations regarding candidates for director submitted in writing to the Board. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related annual meeting. There will be no differences in the manner in which the Board evaluates nominees recommended by stockholders and nominees recommended by the Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. In connection with the 2006 Annual Meeting, the Board did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company's common stock for at least one year.

Pursuant to the Company's securities purchase agreement with the purchasers in its June 2006 private placement (the "June 2006 Private Placement") of units consisting of shares of Common Stock and Warrants to purchase shares of Common Stock pursuant to which it raised aggregate funds of $2,079,000, the Company agreed to (i) prior to the initial closing of the 2006 Private Placement, increase the size of its Board from three to four persons and appoint Dr. Smith to fill such vacancy and to include Dr. Smith on the slate of Directors presented to shareholders for election at each annual meeting of stockholders of the Company; (ii) following the final closing in the June 2006 Private Placement, permit DC Associates LLC or its related entities ("DC"), who acted as lead investor in the June 2006 Private Placement, to designate one Board member reasonably acceptable to the Company, increase the size of the Board by one additional member and appoint such designee to fill such vacancy and to serve in such capacity until the Company's next annual meeting of stockholders and otherwise pursuant to the Company's By-laws. Should such designee constitute an independent director, such designee is entitled to serve on the Company's Compensation Committee of the Board, should the Company have one. Thereafter, such designee shall be included on the slate of Directors presented to shareholders for election at each annual meeting of stockholders of the Company. The Company further agreed in its June 2006 Private Placement, that following the closing, the Company will endeavor to add additional members to its Board of Directors such that a majority of the Board is composed of Independent Directors. To date DC has not designated a Board member.

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company's Secretary and should be sent to such individual c/o the Company. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

         Board members are encouraged, but not required by any specific Board policy, to attend the Company's Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" ITS SLATE OF DIRECTORS.



Voting Securities of Certain Beneficial Owners and Management

                  The following table shows the amount of common stock of the Company beneficially owned by persons or groups of related persons that beneficially own greater than 5% of the Company's Common Stock, the Company's current Directors, the Named Executive Officers in the Summary Compensation Table below and the current Directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of June 21, 2006. "Beneficial Ownership" is a technical term defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially own" the Company's Common Stock if you own it directly or indirectly (e.g., through a relationship, a position as a trustee or through an agreement) or if you have the right to acquire it within 60 days (e.g., upon the exercise of options).

              Number and Percentage of Shares of Common Stock Owned

--------------------------------------------------------------------------------------------------------------
                                                                                          Percentage
                 Name and Address of             Number of Shares Beneficially          of Common Stock
                Beneficial Holder (1)                      Owned (2)                 Beneficially Owned (2)
--------------------------------------------------------------------------------------------------------------
Dr. Robin L. Smith                                        7,906,666(3)                         5.31%
Chief Executive Officer and
Chairman of the Board

Mark Weinreb                                             11,842,251(4)                         7.81%
President and Director

Dr. Wayne Marasco                                         6,211,713 (5)                        4.18%
Senior Scientific Advisor and Director

Dr.  Joseph Zuckerman                                     2,685,000(6)                         1.83%
Director

Catherine M. Vaczy                                        7,436,465(7)                         5.09%
Executive Vice President and General Counsel

Michael Crow                                            27,968,181(8)                         18.21%
Alex Clug
DCI Master LDC
Duncan Capital Group LLC
420 Lexington Avenue
Suite 450
New York, New York 10107

Meyer Ventures Investments, LLC                           8,522,727(9)                         5.76%
551 Fifth Avenue
Suite 3100
New York, NY  10176

Robert Aholt, Jr                                         12,352,227(10)                        8.46%
20128 Cavern Court
Saugus, Los Angeles, CA  91390

All Directors and Officers as a group (five persons)     37,294,818(11)                       22.97%

--------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, each stockholder's address is in care of Phase III Medical, Inc., 330 South Service Road, Suite 120, Melville, New York 11747.
(2) The percentage of Common Stock owned by each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially owned by such stockholder as of June 21, 2006, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by (ii) the sum of (A) 145,046,364 which is the number of shares of Common Stock outstanding as of June 21, 2006, plus (B) the number of shares of Common Stock issuable upon exercise of currently exercisable options, warrants and convertible notes held by such stockholder. For purposes of this security ownership table, "currently exercisable options, warrants and convertible notes" consist of options, warrants and convertible notes exercisable as of June 21, 2006 or within 60 days after June 21, 2006. Except as indicated by footnote, the stockholder has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(3) Includes currently exercisable options to purchase 3,000,000 shares of Common Stock; currently exercisable warrants to purchase an aggregate of 698,333 shares of Common Stocks; and currently convertible promissory notes to purchase an aggregate of 208,333 shares of Common Stock.
(4) Includes currently exercisable options to purchase 6,550,000 shares of Common Stock.
(5) Includes currently exercisable options to purchase 3,525,000 shares of Common Stock and 1,250,000 shares of Common Stock held by Wayne A. Marasco, Trustee of the Wayne A. Marasco Revocable Trust.
(6) Includes currently exercisable options to purchase 1,900,000 shares of Common Stock.
(7) Includes currently exercisable options to purchase 1,100,000 shares of Common Stock.
(8) Includes 17,045,454 shares of Common Stock held by DCI Master LDC; 2,400,000 shares of Common Stock held by Duncan Capital Group LLC; and currently exercisable warrants held by DCI Master LDC to purchase 8,522,727 shares of Common Stock. Mr. Crow and Mr. Clug are Directors of each of DCI Master LDC and Duncan Capital Group LLC. In the Schedule 13G dated June 29, 2006 and filed with the Securities and Exchange Commission, the reporting persons state that they may be deemed to be a group and filed jointly.
(9) Includes currently exercisable warrants to purchase 2,840,909 shares of Common Stock.
(10) Includes 6,982,913 shares of Common Stock owned by the Robert J. Aholt, Jr. Family Trust dated 2/17/97 of which Mr. Aholt is Trustee and currently exercisable options to purchase 1,000,000 shares of Common Stock. The information regarding Mr. Aholt's stock ownership was obtained from a Form 4 filed on June 6, 2006 with the Securities and Exchange Commission by the Robert J. Aholt Family Trust as well as the Company's records.
(11) Includes currently exercisable options to purchase 16,625,000 shares of Common Stock and warrants to purchase 458,333 shares of Common Stock.


Certain Relationships and Related Transactions

                  On September 13, 2004, the Company and the Robert Aholt, Jr. Family Trust dated 2/17/97 (the "trust"), the trustee of which is Robert Aholt, Jr., the Company's former Chief Operating Officer, entered into a subscription agreement (the "subscription agreement"), pursuant to which the Company sold to the trust 7,282,913 shares of common stock of the Company in exchange for $650,000. Pursuant to the subscription agreement, the Company and Mr. Aholt agreed that upon maturity of a promissory note made by the Company in favor of Mr. Aholt on or about August 30, 2004 (the "note"), the Company would repay the note in shares of common stock, at a per share conversion price equal to 85% of the average of the closing price of one share of common stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "Bulletin Board") for the five (5) days immediately preceding the maturity date of the note, or, if the common stock was not then traded on the Bulletin Board, at 85% of fair market value as determined by the Board. The note, which was made in the principal amount of $100,000, bore interest at a rate of 20% per annum and matured on February 28, 2005. On February 20, 2005, Mr. Aholt converted the principal amount of the note and all accrued interest into 1,960,784 shares of common stock.

                  Mark Weinreb, the Company's President and former Chief Executive Officer, has from time to time loaned money to the Company to help fund its operations. In 2004 and 2005, Mr. Weinreb loaned the Company a total of $35,000 and $48,000, respectively. All such loans were represented by promissory notes of the Company which bore interest at the rate of 8%. To date, an aggregate of $48,000 in principal has been repaid and $35,000 has been converted into 595,000 shares of Common Stock pursuant to the Company's Exchange Offer.

                  Joseph D. Zuckerman, a member of the Company's Board of Directors, loaned to the Company $25,000 in December 2004 to help fund its operations. Such loan was represented by a promissory note of the Company which bore interest at the rate of 8%. In November 2005, Dr. Zuckerman converted the principal amount of the promissory note into 425,000 shares of Common Stock pursuant to the Company's Exchange Offer.

                  On April 20, 2005, the Company and Catherine M. Vaczy, the Company's Executive Vice President and General Counsel, entered into a stock purchase agreement (the "Vaczy Stock Purchase Agreement"), pursuant to which the Company sold to Ms. Vaczy 1,666,666 shares of Common Stock in exchange for $100,000. Pursuant to the Vaczy Stock Purchase Agreement, for a period of 90 days, Ms. Vaczy had the right to purchase up to an additional $200,000 of Common Stock at a per share price equal to 85% of the average closing price of one share of Common Stock on the Bulletin Board for the five (5) consecutive trading days immediately preceding the date of Ms. Vaczy's notice exercising the option; provided, however, that in no event would the price be less than $.06. Pursuant to the exercise of this option, on July 18, 2005, Ms. Vaczy purchased 1,250,000 shares of Common Stock at a per share purchase price of $.06 per share for aggregate consideration of $75,000.

                  Also on April 20, 2005, Ms. Vaczy loaned to the Company the sum of $100,000 and accepted from the Company a promissory note (the "Vaczy Note"). The Vaczy Note bears interest at a rate of 15% and matures on April 20, 2006. Ms. Vaczy has the option to convert it into shares of Common Stock at any time up until the 90th day after the date of the Vaczy Note at a per share price equal to 85% of the average closing price of one share of Common Stock on the Bulletin Board (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of Ms. Vaczy's notice; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company; and further provided, that in no event shall the price be less than $.06. Following the 90th day after the date of the Vaczy Note, Ms. Vaczy is obligated, at any time prior to the date of maturity of the Vaczy Note, to convert it into shares of Common Stock unless Ms. Vaczy shall have provided to the Company a notice terminating her employment with the Company pursuant to her Letter Agreement with the Company. Effective November 30, 2005, the Vaczy Note was converted into 1,700,000 shares of Common Stock pursuant to the Company's November 2005 Exchange Offer.

                  On January 19, 2006, the Company consummated the acquisition of the assets of NeoStem. Larry May, the Company's Chief Financial Officer, was the Chief Executive Officer of NeoStem at the time of the transaction. The purchase price for NeoStem's assets, in addition to the assumption of certain liabilities, included 5,000,000 shares of the Company's Common Stock, of which Mr. May received a pro rata distribution of 143,821 shares in exchange for his shares of NeoStem preferred stock, and 96,148 shares of Company Common Stock as consideration for existing debt owed by NeoStem to Mr. May. Of the stock consideration paid to NeoStem, 60% (or 3,000,000 shares) has been retained in escrow for a period of one (1) year from the date of the agreement, subject to certain indemnification claims and setoffs. Provided that no claims are made against the escrowed shares, Mr. May will be entitled to receive up to 350,563 shares of Company Common Stock in escrow in exchange for his shares of NeoStem common stock. Due to the delay in obtaining the biologics license for the California facility, pursuant to the acquisition agreement, in May 2006 the Company demanded the return of 1,000,000 shares of the Company's Common Stock from NeoStem. Accordingly, Mr. May's proportionate interest in the shares of Common Stock to be distributed to him has been reduced. In addition, upon the acquisition, Mr. May entered into a three year employment agreement with the Company. See "Executive Compensation - Employment Agreements."

                  Pursuant to the Securities Purchase Agreement in the June 2006 Private Placement, on June 2, 2006, Dr. Robin L. Smith was appointed Chief Executive Officer and Chairman of the Board of the Company. See "Executive Compensation - Employment Agreements." In September 2005, Dr. Smith had entered into an advisory agreement with the Company pursuant to which Dr. Smith agreed to become Chairman of the Company's advisory board. Under the terms of the advisory agreement, Dr. Smith was required to provide various business and scientific advice to the Company for a period of one year in consideration for which she received 500,000 shares of Common Stock and warrants to purchase 240,000 shares of Common Stock. The warrants are exercisable at $.08 per share, the closing price of the Common Stock on the date of grant, and were scheduled to vest as to 20,000 shares per month during the term of the agreement. Dr. Smith received registration rights for such shares of Common Stock and Common Stock underlying warrants. In January 2006, the Company and Dr. Smith entered into a supplement to the advisory agreement to set forth certain supplemental understandings with respect to a potential financing transaction. Under the supplement to the advisory agreement, Dr. Smith agreed that through April 30, 2006 (as such date was later extended) Dr. Smith would provide additional business and financial advisory services beyond those set forth in the original agreement. In return, Dr. Smith would receive upon the closing of a financing
(i) 200,000 shares of Common Stock and a cash payment in the amount of $25,000 if the gross proceeds of the financing are at least $500,000; (ii) 400,000 shares of Common Stock and a cash payment in the amount of $50,000 if the gross proceeds of the financing are at least $1,000,000; (iii) 800,000 shares of Common Stock and a cash payment in the amount of $100,000 if the gross proceeds of the financing are at least $2,000,000; (iv) 1,000,000 shares of Common Stock and a cash payment in the amount of $150,000 if the gross proceeds of the financing are at least $3,000,000; (v) 1,200,000 shares of Common Stock and a cash payment of $175,000 if the gross proceeds of the financing are at least $3,500,000; and (vi) 1,600,000 shares of Common Stock and a cash payment in the amount of $200,000 if the gross proceeds of the financing are at least $4,000,000. Dr. Smith was also entitled to receive a cash payment of $3,000 for each of January, February and March 2006. The advisory agreement was terminated in connection with Dr. Smith's employment as Chief Executive Officer and Chairman of the Board in June 2006. Dr. Smith purchased 500,000 shares of Common Stock and Warrants to purchase 250,000 shares of Common Stock pursuant to the terms of the Securities Purchase Agreement in the June 2006 Private Placement.

In the Company's June 2006 Private Placement, Dr. Smith purchased for aggregate consideration of $22,000, units consisting of 500,000 shares of Common Stock and five-year Warrants to purchase 250,000 shares of Common Stock at a per share purchase price of $.08. In December 2005, Dr. Smith purchased from the Company in a private placement pursuant to which the Company raised an aggregate of $500,000 (the "WestPark Private Placement") units consisting of a 9% convertible promissory note in the principal amount of $12,500 and three year Warrants to purchase 208,333 shares of Common Stock at a per share purchase price of $.12. WestPark Capital, Inc. ("WestPark"), the placement agent for this private placement, was issued as compensation for this private placement (i) 500,000 shares of Common Stock (250,000 shares on December 30, 2005 and 250,000 shares in January 2006); and (ii) warrants to purchase an aggregate of 833,332 shares of the Company's Common Stock (416,666 on December 30, 2005 and 416,666 in January 2006). WestPark assigned its rights to 145,833 of these Warrants to Starobin Partners, Inc. an entity in which Dr. Smith has a 7% interest. Dr. Smith waived her rights to any interest in these Warrants.




Executive Compensation

                  The following table sets forth the aggregate compensation paid during the three years ended December 31, 2005 to the Company's Chief Executive Officer as of such fiscal year end and all other executive officers of the Company who earned in excess of $100,000 for services rendered during fiscal 2005 (the "Named Executive Officers").


                                           Summary Compensation Table
------------------------------------------------------------------------------------------------------------------
                                                 Annual Compensation                Long Term Compensation
                                       -----------------------------------------    ------------------------------
                                                                                    Restricted       Securities
                                                                   All Other        Stock            Underlying
Name and Principal Position   Year        Salary        Bonus    Compensation       Awards          Options/SAR's
---------------------------   ----        ------        -----    ------------       ------          -------------
Mark Weinreb (1)              2005       $   245,741(2) $20,000      $18,500(3)        $150,000         6,550,000
President (Former Chief       2004       $   203,192    $20,000      $18,500(3)               -         2,550,000
Executive Officer)
                              2003       $   157,154          -      $18,500(3)               -         2,500,000

Robert Aholt, Jr. (4)         2005       $   173,079(5)       -      $ 9,000(6)               -         1,500,000
Former Chief Operating        2004                 -          -            -                  -
Officer
                              2003                 -          -            -                  -

Catherine Vaczy (7)           2005       $    97,062(8)       -      $ 6,000(6)               -         1,100,000
Executive Vice President
and General Counsel           2004                 -          -            -                  -
                              2003                 -          -            -                  -




(1) Mr. Weinreb joined the Company as of February 6, 2003. In June 2006, he resigned as Chief Executive Officer and Chairman of the Board but continued as President.


(2) $121,532 of this amount was paid to Mr. Weinreb through the issuance of Common Stock with a per share price equal to $.044 per share pursuant to Mr. Weinreb's letter agreement with the Company entered into in connection with the June 2006 Private Placement.


(3) Consists of (i) a car allowance of $12,000 and (ii) approximately $6,500 paid by the Company on behalf of Mr. Weinreb for disability insurance.


(4) Mr. Aholt joined the Company as of September 13, 2004.


(5) Payment of $57,940 of this amount was deferred. Mr. Aholt has resigned from his position with the Company. On March 31, 2006 the Company and Mr. Aholt entered into a Settlement Agreement and General Release relating to the satisfaction of this and certain severance obligations. See "Employment Agreements" for a full description of this Settlement Agreement and General Release. In addition, $64,200 of the $173,079 was paid to Mr. Aholt in the form of shares of Common Stock with a per share price equal to the fair market value of the Common Stock on the date such amount was converted into shares of Common Stock.


(6) Consists of a car allowance per the Named Executive Officer's employment agreement with the Company.


(7) Ms. Vaczy joined the Company as of April 20, 2005.

(8) $48,138 of this amount was paid to Ms. Vaczy through the issuance of shares of Common Stock with a per share price equal to the fair market value of the Common Stock on the date such amount was converted ($0.06) and $11,923 was paid through the issuance of shares of Common Stock with a per share price equal to $.044 per share pursuant to Ms. Vaczy's letter agreement with the Company entered into in connection with the June 2006 Private Placement.

OPTION GRANTS

                  The following table provides certain information with respect to options granted to the Company's Named Executive Officers during the fiscal year ended December 31, 2005:


                                                                                      AT ASSUMED ANNUAL RATES
                          PERCENT OF                               PRICE ON         OF STOCK PRICE APPRECIATION
                                                                                         FOR OPTIONS TERM(1)
                                     TOTAL
                     NUMBER OF      OPTIONS
                     SECURITIES    GRANTED TO
                     UNDERLYING    EMPLOYEES     EXERCISE      MARKET
                      OPTIONS      IN FISCAL     PRICE PER     DATE OF     EXPIRATION     FOR OPTION TERM (1)
NAME                  GRANTED         YEAR         SHARE($)    GRANT($)      DATE          5%             10%
--------------------------------------------------------------------------------------------------------------------
Mark Weinreb        4,000,000(3)       43%           $.06        $.05       7-19-15     $325,779         $518,748
Robert Aholt, Jr.   1,500,000(4)       16%           $.06        $.05       7-19-15     $122,167         $194,531

Catherine Vaczy       150,000(5)        2%           $.10        $.05       4-19-15      $12,217          $19,453
                      750,000(6)        8%           $.06        $.05       7-19-15      $61,084          $97,265
                      200,000(2)        2%           $.06        $.06      12-21-15      $16,289          $25,937


(1) The Securities and Exchange Commission (the "SEC") requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future Common Stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such ten-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.
(2)   These options vested in their entirety on the date of grant.
(3) These options vested as to 2,000,000 shares on the date of grant and were scheduled to vest as to an additional 1,000,000 shares on each of the first and second anniversaries of the date of grant. In connection with the June 2006 Private Placement, the vesting of such options was accelerated such that the options vested in their entirety as of 6/2/2006.
(4) These options vested as to 1,000,000 shares on the date of grant and were scheduled to vest as to an additional 250,000 shares on each of the first and second anniversaries of the date of grant. However, due to Mr. Aholt's resignation from the Company prior to the first anniversary of the date of grant, the option shall not vest as to any additional shares as provided in the Company's 2003 Equity Participation Plan.
(5) These options were scheduled to vest as to 50,000 shares on each of the first, second and third anniversaries of the date of grant. In connection with the June 2006 Private Placement, the vesting of such options was accelerated such that such options vested in their entirety as of 6/2/2006.

(6) These options were scheduled to vest as to 375,000 shares on each of the first and second anniversaries of the date of grant. In connection with the June 2006 Private Placement, the vesting of such options was accelerated such that such options vested in their entirety as of 6/2/2006.


OPTION EXERCISES AND HOLDINGS


                  The following table provides information concerning options exercised during 2005 and the value of unexercised options held by each of the Named Executive Officers at December 31, 2005.



                                                                     Option Values at December 31, 2005
                                                   ----------------------------------------------------------------------
                          Shares                           Securities Underlying
                        Acquired                           Unexercised Options                     Value of
                           On                              at December 31, 2005             In-the-Money Options at
                        Exercise         Value                (# of shares)                December 31, 2005 ($)(1)
                                                   ----------------------------------------------------------------------
                        (#shares)        Realized   Exercisable        Unexercisable     Exercisable        Unexercisable
  Mark Weinreb              -              -          4,550,000          2,000,000         $165,000           $40,000
  Robert Aholt, Jr.         -              -          1,000,000            500,000           $20,000          $10,000
  Catherine Vaczy           -              -            200,000            900,000            $4,000          $15,000
  -----------------------------------------------------------------------------------------------------------------------

(1) Based on $0.08 per share, the closing price of the Company's Common Stock, as reported by the OTC Bulletin Board, on December 30, 2005.

Employment Agreements

                  The officers of the Company, as a condition of the initial closing under the Securities Purchase Agreement in the June 2006 Private Placement, entered into letter agreements with the Company pursuant to which they converted an aggregate of $278,653.55 of accrued salary into shares of Common Stock at a per share price of $0.044. After adjustments for applicable payroll and withholding taxes which were paid by the Company, the Company issued to such officers an aggregate of 3,799,821 shares of Common Stock. The Company also adopted an Executive Officer Compensation Plan, effective as of the date of closing of the Securities Purchase Agreement and pursuant to the letter agreements each officer agreed to be bound by the Executive Compensation Plan. In addition to the conversion of accrued salary, the letter agreements provide for a reduction by 25% in base salary for each officer until the Company achieves certain milestones, the granting of options to purchase shares of Common Stock under the Company's 2003 Equity Participation Plan (the "2003 EPP") which become exercisable upon the Company achieving certain revenue milestones and the acceleration of the vesting of certain options and restricted shares held by the officers.

                  On May 26, 2006, the Company entered into an employment agreement with Dr. Robin L. Smith (the "Employment Agreement"), pursuant to which Dr. Smith will serve as the Chief Executive Officer of the Company for a period of two years, which term shall be renewed for successive one-year terms unless otherwise terminated by Dr. Smith or the Company. The effective date of the Employment Agreement was June 2, 2006, the date of the initial closing under the Securities Purchase Agreement. Dr. Smith shall receive a base salary of $180,000 per year, which shall be increased to $236,000 after the first year anniversary of the effective date of the Employment Agreement. If the Company raises an aggregate of $5,000,000 through equity or debt financing (with the exception of the financing under the Securities Purchase Agreement), Dr. Smith's base salary shall be raised to $275,000. Dr. Smith shall also be eligible for an annual bonus determined by the Board, a car allowance of $1,000 per month and variable life insurance with payments not to exceed $1,200 per month. Pursuant to the Employment Agreement, Dr. Smith's advisory agreement with the Company, as supplemented (see "Certain Relationships and Related Transactions"), was terminated, except that (i) the vesting of the warrant to purchase 240,000 shares of Common Stock granted thereunder was accelerated so that the warrant became fully vested as of the effective date of the employment agreement, (ii) Dr. Smith received $103,000 in cash and 1,000,000 shares upon the initial closing under the Securities Purchase Agreement, (iii) if an aggregate of at least $3,000,000 is raised and/or other debt or equity financings prior to August 15, 2006, Dr. Smith shall receive an additional payment of $50,000, and
(iv) all registration rights provided in the advisory agreement shall continue in effect. Upon the effective date of the Employment Agreement, Dr. Smith was awarded under the Company's 2003 Equity Participation Plan 2,000,000 shares of Common Stock of the Company, and options to purchase 5,400,000 shares of Common Stock, which options expire ten years from the date of grant.

                  On February 6, 2003, Mr. Weinreb was appointed President and Chief Executive Officer of the Company and the Company entered into an employment agreement with Mr. Weinreb. On June 2, 2006, Mr. Weinreb resigned as Chief Executive Officer and Chairman of the Board, but will continue as President and a director of the Company. Mr. Weinreb's original employment agreement had an initial term of three years, with automatic annual extensions unless terminated by the Company or Mr. Weinreb at least 90 days prior to an applicable anniversary date. The Company had agreed to pay Mr. Weinreb an annual salary of $180,000 for the initial year of the term, $198,000 for the second year of the term, and $217,800 for the third year of the term. In addition, he was entitled to an annual bonus in the amount of $20,000 for the initial year in the event, and concurrently on the date, that the Company received debt and/or equity financing in the aggregate amount of at least $1,000,000 since the beginning of his service, and $20,000 for each subsequent year of the term, without condition.

         In addition, the Company, pursuant to the 2003 EPP, entered into a stock option agreement with Mr. Weinreb (the "initial option agreement"). Under the initial option agreement, the Company granted Mr. Weinreb the right and option, exercisable for 10 years, to purchase up to 2,500,000 shares of the Company's common stock at an exercise price of $0.03 per share and otherwise upon the terms set forth in the initial option agreement. In addition, in the event that the closing price of the Company's common stock equals or exceeds $0.50 per share for any five consecutive trading days during the term of the employment agreement (whether during the initial term or an annual extension), the Company agreed to grant to Mr. Weinreb, on the day immediately following the end of the five day period, an option for the purchase of an additional 2,500,000 shares of the Company's common stock for an exercise price of $0.50 per share, pursuant to the 2003 EPP and a stock option agreement to be entered into between the Company and Mr. Weinreb containing substantially the same terms as the initial option agreement, except for the exercise price and that the option would be treated as an "incentive stock option" for tax purposes only to the maximum extent permitted by law (the "additional option agreement"). The Company agreed to promptly file with the Securities and Exchange Commission a Registration Statement on Form S-8 (the "registration statement") pursuant to which the issuance of the shares covered by the 2003 EPP, as well as the resale of the common stock issuable upon exercise of the initial option agreement, are registered, which has been filed. Additionally, the Company agreed, following any grant under the additional option agreement, to promptly file a post-effective amendment to the registration statement pursuant to which the common stock issuable upon exercise thereof would be registered for resale. Mr. Weinreb agreed that he would not resell publicly any shares of the Company's common stock obtained upon exercise of any initial option agreement or the additional option agreement prior to the first anniversary of the date of the employment agreement.

                  On May 4, 2005, the Board voted to approve an amendment to Mr. Weinreb's employment agreement, subject to approval of the stockholders which was obtained on July 20, 2005, pursuant to which Mr. Weinreb's employment agreement was amended to (a) extend the expiration date thereof from February 2006 to December 2008; (b) change Mr. Weinreb's annual base salary of $217,800 (with an increase of 10% per annum) to an annual base salary of $250,000 (with no increase per annum); (c) grant Mr. Weinreb 3,000,000 shares of common stock, 1,000,000 shares of which shall vest on each of the date of grant and the first and second anniversaries of the date of grant; (d) amend the severance provision of the existing employment agreement to provide that in the event of termination without cause (subject to certain exceptions), Mr. Weinreb will be entitled to receive a lump sum payment equal to his then base salary and automobile allowance for a period of one year; (e) commencing in August 2006, increase Mr. Weinreb's annual bonus from $20,000 to $25,000; (f) in August 2005, pay Mr. Weinreb $15,000 to cover costs incurred by him on behalf of the Company; and (g) in 2006, provide for the reimbursement of all premiums in an annual aggregate amount of up to $18,000 payable by Mr. Weinreb for life and long term care insurance covering each year during the remainder of the term of his employment. Pursuant to the Securities Purchase Agreement in the June 2006 Private Placement, Mr. Weinreb was issued 1,657,251 shares of Common Stock in payment of $121,532 of accrued salary after giving effect to employment taxes which were paid by the Company. The price per share was equal to $0.044 per share of Common Stock, the purchase price per share to the investors in the Securities Purchase Agreement.

                  On August 12, 2004 ("Commencement Date") the Company and Dr. Wayne A. Marasco, a Company Director, entered into a Letter Agreement appointing Dr. Marasco as the Company's Senior Scientific Advisor. Pursuant thereto, Dr. Marasco was responsible for assisting the Company in reviewing and evaluating business, scientific and medical opportunities, and for other discussions and meetings that arise during the normal course of the Company conducting business. For his services, during a three year period ("Term"), Dr. Marasco was entitled to annual cash compensation with increases each year of the Term and an additional cash compensation based on a percentage of collected revenues derived from the Company's royalty or revenue sharing agreements. Although the annual cash compensation and additional cash compensation stated above began to accrue as of the Commencement Date, Dr. Marasco was not entitled to receive any such amounts until the Company raises $1,500,000 in additional equity financing after the Commencement Date. In addition, Dr. Marasco was granted an option, fully vested, to purchase 675,000 shares of the Company's common stock at an exercise price of $.10 cents per share. The shares will be subject to a one year lockup as of the date of grant. The exercise period will be ten years, and the grant will otherwise be in accordance with the Company's 2003 EPP and Non-Qualified Stock Option Grant Agreement.

                  On May 4, 2005, the Board voted to approve an amendment to Dr. Marasco's Letter Agreement, subject to approval of the stockholders which was obtained on July 20, 2005, pursuant to which Dr. Marasco's Letter Agreement with the Company was amended to (a) extend the term of the Letter Agreement from August 2007 to August 2008; (b) provide for an annual salary of $110,000, $125,000 and $150,000 for the years ended August 2006, 2007 and 2008, payable in each such year during the term; (c) provide for a minimum annual bonus of $12,000, payable in January of each year during the term, commencing in January 2006; (d) eliminate Dr. Marasco's right under his existing Letter Agreement to receive 5% of all collected revenues derived from the Company's royalty or other revenue sharing agreements (which right is subject to the limitation that the amount of such additional cash compensation and Dr. Marasco's annual salary do not exceed, in the aggregate, $200,000 per year); and (e) permit Dr. Marasco to begin receiving all accrued but unpaid cash compensation under his Letter Agreement upon the Company's consummation of any financing, whether equity or otherwise, pursuant to which the Company raises $1,500,000. Pursuant to the Securities Purchase Agreement in the June 2006 Private Placement, Dr. Marasco was issued 1,186,713 shares of Common Stock in payment of $87,026 of accrued salary after giving effect to employment taxes which were paid by the Company. The price per share was equal to $0.044 per share of Common Stock, the purchase price per share to the investors in the Securities Purchase Agreement.

                  On April 20, 2005 (the "Commencement Date"), the Company entered into a letter agreement (the "Letter Agreement") with Catherine M. Vaczy pursuant to which Ms. Vaczy serves as the Company's Executive Vice President and General Counsel. Subject to the terms and conditions of the Letter Agreement, the term of Ms. Vaczy's employment in such capacity will be for a period of three (3) years from the Commencement Date (the "Term"). In consideration for Ms. Vaczy's services under the Letter Agreement, Ms. Vaczy will be entitled to receive an annual salary of $155,000 during the first year of the Term, a minimum annual salary of $170,500 during the second year of the Term, and a minimum annual salary of $187,550 during the third year of the Term. Ms. Vaczy and the Company have agreed that from the Commencement Date until the 90th day thereafter (the "Initial 90 Day Period"), Ms. Vaczy's salary will be paid to her at a rate of 50% of the annual rate and accrue as to the remainder. At the end of the Initial 90 Day Period, and at the end of each additional 90 day period thereafter, whether to continue to accrue salary at this rate and provision for payment of accrued amounts will be discussed in good faith. Payment of accrued salary may be made in cash, or, upon mutual agreement, shares of Common Stock. Any shares of Common Stock issued in payment of accrued salary shall have a per share price equal to the average closing price of one share of Common Stock on the Bulletin Board (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of issue of such shares; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company. The number of shares of Common Stock for any issuance in payment of accrued salary shall be equal to the quotient of the amount of the accrued salary divided by the price. The shares issued will be subject to a one-year lock of up as of the date of each grant and shall be registered with the Securities and Exchange Commission on a Registration Statement on Form S-8.

                  Pursuant to Ms. Vaczy's Letter Agreement with the Company, on the Commencement Date she was granted an option to purchase 150,000 shares of Common Stock (the "Option") pursuant to the Company's 2003 EPP, with an exercise price equal to $.10 per share. The Option vests and becomes exercisable as to 50,000 shares on each of the first, second and third year anniversaries of the Commencement Date and remains exercisable as to any vested portion thereof in accordance with the terms of the 2003 EPP and the Incentive Stock Option Agreement.

                  In the event Ms. Vaczy's employment is terminated prior to the end of the Term for any reason, earned but unpaid cash compensation and unreimbursed expenses due as of the date of such termination will be payable in full. In addition, in the event Ms. Vaczy's employment is terminated prior to the end of the Term for any reason other than by the Company with Cause or Ms. Vaczy without Good Reason, Ms. Vaczy or her executor of her last will or the duly authorized administrator of her estate, as applicable, will be entitled (i) in the event the employment termination date is after April 20, 2006, to receive severance payments equal to Ms. Vaczy's then one year's salary, paid in accordance with the Company's standard payroll practices for executives of the Company and (ii) in the event the employment termination date is before April 20, 2006 but after October 20, 2005, to receive severance payments equal to one-sixth of Ms. Vaczy's then one year's salary, paid in accordance with the Company's standard payroll practices for executives of the Company. In addition, in the event Ms. Vaczy's employment is terminated prior to the end of the Term by the Company without Cause or by Ms. Vaczy for Good Reason, the Option granted to Ms. Vaczy (described above), shall vest and become immediately exercisable in its entirety and remain exercisable in accordance with its terms. No other payments shall be made, nor benefits provided, by the Company in connection with the termination of employment prior to the end of the Term, except as otherwise required by law. In January 2006, Ms. Vaczy's Letter Agreement was amended to provide that (i) regardless of her employment termination date, severance payments payable to her would equal her then one year's salary and (ii) no severance payments would be payable without Ms. Vaczy first providing the Company with a release in customary form.

                  In August 2005, Ms. Vaczy's Letter Agreement was amended to provide that (i) as of October 1, 2005 she will cease to accrue salary and will as of that date begin to receive payment of salary solely in cash in accordance with the Company's standard payroll practices, and (ii) will be issued in payment of salary accruing during the period that commenced on April 20, 2005 and ended on September 30, 2005, shares of Common Stock. With respect to the portion of salary that accrued from April 20, 2005 through August 12, 2005, the price per share will be $.06, the closing price of the Common Stock on August 12, 2005. For the portion of salary that accrued from August 13, 2005 through September 30, 2005, the price per share will be the closing price of the Common Stock on September 30, 2005. Pursuant to the foregoing, on August 12, 2005, Ms. Vaczy was issued 412,339 shares of Common Stock in payment of $24,740 in accrued salary and on October 3, 2005, Ms. Vaczy was issued 260,817 shares in payment of $10,433 in accrued salary. On December 22, 2005, the Company and Ms. Vaczy entered into a letter agreement pursuant to which Ms. Vaczy agreed to accept 416,666 shares of Common Stock in payment of $25,000 of additional accrued salary. The price per share was equal to $.06, the closing price of a share of Common Stock on the date of the agreement. Pursuant to the Securities Purchase Agreement in the June 2006 Private Placement, Ms. Vaczy was issued 609,703 shares of Common Stock in payment of $44,711 of additional accrued salary after giving effect to employment taxes which were paid by the Company. The price per share was equal to $0.044 per share of Common Stock, the purchase price per share to the investors in the Securities Purchase Agreement.

                  In connection with the Company's acquisition of the assets of NeoStem on January 19, 2006, the Company entered into an employment agreement with Larry A. May. Mr. May is the former Chief Executive Officer of NeoStem. Pursuant to Mr. May's employment agreement, he is to serve as an officer of the Company reporting to the CEO for a term of three years, subject to earlier termination as provided in the agreement. In return, Mr. May will be paid an annual salary of $165,000, payable in accordance with the Company's standard payroll practices, will be entitled to participate in the Company's benefit plans generally available to other executives, including a car allowance equal to $750 per month and was granted on his commencement date an employee stock option under the Company's 2003 EPP to purchase 150,000 shares of the Company's Common Stock at a per share purchase price equal to $.05, the closing price of the Common Stock on the commencement date, which vests as to 50,000 shares of Common Stock on the first, second and third anniversaries of the commencement date. Under certain circumstances, Mr. May is also entitled to a severance payment equal to one year's salary in the event of the early termination of his employment. Pursuant to the Securities Purchase Agreement in the June 2006 Private Placement, Mr. May was issued 173,077 shares of Common Stock in payment of $12,692 of accrued salary after giving effect to employment taxes which were paid by the Company, and 289,737 shares of Common Stock in payment of certain expenses incurred on behalf of the Company. The price per share was equal to $0.044 per share of Common Stock, the purchase price per share to the investors in the Securities Purchase Agreement.

                  In connection with the Company's acquisition of the assets of NeoStem on January 19, 2006, the Company entered into an employment agreement with Denis O. Rodgerson. Dr. Rodgerson is one of the founders of NeoStem. Dr. Rodgerson's employment agreement is identical to Mr. May's employment agreement, except that (i) its term is one year; (ii) he was granted an option to purchase 50,000 shares of Common Stock under the EPP vesting in its entirety after one year; and (iii) his agreement does not contain a provision for severance. Pursuant to the Securities Purchase Agreement in the June 2006 Private Placement, Dr. Rodgerson was issued 173,077 shares of Common Stock in payment of $12,692 of accrued salary after giving effect to employment taxes which were paid by the Company. The price per share was equal to $0.044 per share of Common Stock, the purchase price per share to the investors in the Securities Purchase Agreement.

                  On September 13, 2004, ("Commencement Date") the Company entered into a letter agreement (the "Letter Agreement") with Mr. Aholt pursuant to which the Company appointed Mr. Aholt as its Chief Operating Officer. Subject to the terms and conditions of the Letter Agreement, the term of Mr. Aholt's employment in such capacity was for a period of three (3) years from the Commencement Date (the "Term").

                  In consideration for Mr. Aholt's services under the Letter Agreement, Mr. Aholt was entitled to receive a monthly salary of $4,000 during the first year of the Term, $5,000 during the second year of the Term, and $6,000 during the third year of the Term. In further consideration for Mr. Aholt's services under the Letter Agreement, on January 1, 2005 and on the first day of each calendar quarter thereafter during the Term, Mr. Aholt was entitled to receive shares of Common Stock with a "Dollar Value" of $26,750, $27,625 and $28,888, respectively, during the first, second and third years of the Term. The per share price (the "Price") of each share granted to determine the Dollar Value was to be the average closing price of one share of Common Stock on the Bulletin Board (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of grant of such shares; provided, however, that if the Common Stock was not then listed or quoted on an exchange or association, the Price would be the fair market value of one share of Common Stock as of the date of grant as determined in good faith by the Board of Directors of the Company. The number of shares of Common Stock for each quarterly grant was to be equal to the quotient of the Dollar Value divided by the Price. The shares granted were subject to a one year lockup as of the date of each grant. Mr. Aholt received 477,679 shares of the Company's Common Stock on January 1, 2005, 800,898 shares on April 1, 2005 and 668,750 shares on July 1, 2005.

                  In the event Mr. Aholt's employment was terminated prior to the end of the Term for any reason, earned but unpaid cash compensation and unreimbursed expenses due as of the date of such termination was to be payable in full. In addition, in the event Mr. Aholt's employment was terminated prior to the end of the Term for any reason other than by the Company with cause, Mr. Aholt or his executor of his last will or the duly authorized administrator of his estate, as applicable, was to be entitled (i) to receive severance payments equal to one year's salary, paid at the same level and timing of salary as Mr. Aholt was then receiving and (ii) to receive, during the one (1) year period following the date of such termination, the stock grants that Mr. Aholt would have been entitled to receive had his employment not been terminated prior to the end of the Term; provided, however, that in the event such termination was by the Company without cause or was upon Mr. Aholt's resignation for good reason, such severance payment and grant was to be subject to Mr. Aholt's execution and delivery to the Company of a release of all claims against the Company.

                  On May 4, 2005, the Board voted to approve an amendment to Mr. Aholt's Letter Agreement, subject to approval of the stockholders which was obtained on July 20, 2005, to (a) replace the provision of Mr. Aholt's existing employment agreement pursuant to which he would be compensated in shares of Common Stock with a provision pursuant to which he would be compensated solely in cash, effective as of September 30, 2005; (b) replace the provision of Mr. Aholt's existing employment agreement pursuant to which his compensation accrued on a monthly and/or quarterly basis with a provision pursuant to which his compensation would be paid in accordance with the Company's normal payroll practices, effective as of September 30, 2005; and (c) provide for a minimum annual bonus of $12,000, payable in January of each year during the term of his employment, commencing in January 2006.

                  On January 20, 2006, Mr. Robert Aholt, Jr. tendered his resignation as Chief Operating Officer of the Company. In connection therewith, on March 31, 2006, the Company and Mr. Aholt entered into a Settlement Agreement and General Release (the "Settlement Agreement"). Pursuant to the Settlement Agreement, the Company agrees to pay to Mr. Aholt the aggregate sum of $250,000 (less applicable Federal and California state and local withholdings and payroll deductions), payable over a period of two years in biweekly installments of $4,807.69 commencing on April 7, 2006, except that the first payment will be in the amount of $9,615,38. In the event the Company breaches its payment obligations under the Settlement Agreement and such breach remains uncured, the full balance owed shall become due. The Company and Mr. Aholt each provided certain general releases. Mr. Aholt also agrees to continue to be bound by his obligations not to compete with the Company and to maintain the confidentiality of Company proprietary information. Following is a summary of Mr. Aholt's previous employment arrangements.



Director Compensation

                  Directors who are employees of the Company do not receive additional compensation for serving as directors. Independent (non-employee) directors of the Company are reimbursed for out-of-pocket travel expenses incurred in their capacity as directors of the Company. Independent directors also receive options to purchase 300,000 shares of the Company's Common Stock upon joining the Board pursuant to the Company's 2003 EPP, and thereafter receive an annual grant to purchase 50,000 shares of the Company's Common Stock on the date of the Company's annual stockholder's meeting (although no director may receive more than one grant of such options in any calendar year). The Company's only current independent director, Joseph Zuckerman, has thus far received options to purchase 350,000 shares of the Company's Common Stock pursuant to the Company's 2003 EPP pursuant to this standard arrangement. If Proposal No. 3 is approved by the shareholders at the Meeting, in lieu of the options to purchase 350,000 and 50,000 shares, independent directors will receive upon joining the Board an option to purchase 200,000 shares that will vest and become exercisable as to 50,000 shares on each of the date of grant and the first, second and third anniversaries of the date of grant at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, in July 2005 the shareholders approved a one-time grant to Dr. Zuckerman of an option to purchase 1,500,000 shares of the Company's Common Stock at $0.06 per share (which was greater than the market price on the date the Board approved the grant), with respect to which the option to purchase
1,000,000 shares vested immediately upon the date of grant and 250,000 shares were scheduled to vest on each of the first and second anniversaries of the date of grant. In connection with the June 2006 financing, the vesting of this option was accelerated such that it became vested in its entirety on June 2, 2006. Upon achieving certain target increases in stock price for a defined period of time during an existing independent director's tenure, the Company has agreed to grant each director an additional option to purchase 100,000 shares of the Company's Common Stock substantially upon the same terms of the options to purchase 300,000 shares of the Company's Common Stock previously granted, except for the exercise price of such options. Thus far, no such options have been granted.

Section 16 - Beneficial Ownership Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on the Company's review of these reports and written representations furnished to the Company, the Company believes that in 2005 each of the reporting persons complied with these filing requirements, except that Robert Aholt, Jr., our former Chief Operating Officer, filed a Form 4 on February 2, 2005, reporting the issuance of common stock on January 1, 2005, and Wayne Marasco, a member of our board of directors, filed a Form 4 on May 31, 2005 reporting a purchase of 250,000 shares on May 26, 2006. These late filings were inadvertent and required filings were made promptly after noting the failures to file.


                                  PROPOSAL TWO


CONSIDERATION OF AND VOTE TO APPROVE THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, INCLUDING AMENDMENTS TO (i) EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK AT A RATIO OF ONE FOR TEN
SHARES; AND (ii) CHANGE THE COMPANY'S NAME FROM "PHASE III MEDICAL, INC." TO "NEOSTEM, INC."

                  On July 17, 2006, the Company's Directors approved, subject to the approval of the holders of the Company's Common Stock, to adopt the Company's Amended and Restated Certificate of Incorporation, including amendments to provide for a 1 for 10 reverse stock split of the Company's Common Stock effective at 9:00 a.m., on August 31, 2006 (the "Effective Date") as a result of which each ten (10) shares of the Company's Common Stock outstanding prior to such reverse stock split will be converted into one (1) share of the Company's Common Stock. The par value of each share of Common Stock shall be maintained at $.001 per share for the reduced number of shares after the reverse split.

Purpose of Reverse Stock Split

                  The primary  purposes of effecting  the reverse stock split is
(i) to raise the per share market price of the Company's Common Stock to facilitate future financing or to be able to use its capital stock in acquisitions, (ii) to raise the per share price to be able to possibly consider a Nasdaq or other listing for its shares in the future and (iii) to save administrative expenses by reducing its number of stockholders.

                  In addition to the reverse split, the Company is proposing certain other amendments to its Certificate of Incorporation. The Company presently has 500,000,000 (pre-reverse split) authorized shares of Common Stock. At the Record Date, the number of shares of the Company's Common Stock issued was ___________ and reserved for issuance was approximately ________, leaving approximately __________ shares of Common Stock available for further issuance. The currently remaining number of authorized but unissued shares may inhibit the Company's ability to engage in future equity financings or acquisitions paid for or financed, in whole or in part, by the issuance of Common Stock. The Company's Board of Directors believes that the continued availability of sufficient shares of the Company's Common Stock is necessary and desirable to permit the Company the flexibility of engaging in future equity financings or acquisitions utilizing Common Stock.

After the reverse stock split, pursuant to the Company's Amended and Restated Certificate of Incorporation attached hereto as Exhibit A-1, the number of authorized common shares shall be fixed at 500,000,000. However, as of the Record Date, the number of issued shares will be reduced from approximately ________ to approximately ________ and the number of reserved shares will be reduced from approximately ______ to approximately ______, leaving approximately ______________ authorized but unissued shares available for future issuances by the Company.

                  There are at present  no plans,  agreements,  undertakings  or arrangements on the part of the Company concerning the issuance of shares of Common Stock, other than those shares presently reserved for issuance and other than the authorization by the Board in July 2006 to raise up to an aggregate of $4,000,000 pursuant to a private placement (after giving effect to the $2,079,000 raised in the June 2006 Private Placement) on the same economic terms as the June 2006 Private Placement. If any plans, understandings, agreements or arrangements are made concerning the issuance of any such shares, holders of then outstanding shares of the Company's Common Stock may or may not be given the opportunity to vote thereon, depending on the nature of any such transactions, the law applicable thereto and the judgment of the Company's Board of Directors regarding the submission thereof to the Company's stockholders.

Other General Considerations

                  A low share price can reduce the effective marketability of stocks because of the reluctance of some brokerage firms to recommend low-priced stocks to their clients and because many institutional investors generally do not invest in low priced stocks. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

                  The Board of Directors believes that the reverse stock split may result in a higher trading range for the Common Stock and that as a result, may encourage institutional investors to invest in, and brokerage houses to recommend, the Company's Common Stock.

                  The reverse stock split will result in an increased number of stockholders owning "odd lots" of fewer than 100 shares of Common Stock after the reverse split. The per share costs, including brokerage commissions, of transactions in odd lots, are generally higher than the costs of transactions in "round lots" of multiples of 100 shares.

Par Value

                  In addition to the reverse stock split, the stockholders are also being asked to fix the par value of the Company's Common Stock at $.001 per share, the same pre-reverse split as post-reverse split. If approved, the change in par value will mean that total stated capital will be reduced as reflected in the following table.

                  The following unaudited schedule of shareholder's equity sets forth as of March 31, 2006, on a pro forma basis, the effect of the one-for ten reverse stock split of the Common Stock.

                   Pro Forma Schedule of Stockholders' Equity
              Assuming Adoption of the Reverse Stock Split Proposal
                                 March 31, 2006

                                                                       Historical            Assuming Stock
                                                                                             Split Proposal
                                                                                                 Adopted

   Preferred stock; authorized, 5,000,000 shares
            Series B convertible redeemable preferred
            stock, liquidation value 10 shares of
            common stock per share, $.01 par value;
            authorized, 825,000 shares; issued and
            outstanding, 10,000 shares                                       $100                    $100
   Common Stock; par value $.001 authorized, 500,000,000
            shares; issued and outstanding 83,622,275 shares
            and 8,362,227 shares, respectively                             83,624                   8,362
   Additional paid in capital                                          14,293,317              14,368,579
   Retained earnings (accumulated deficit                             (15,394,809)            (15,394,809)

            Total Shareholders' Equity                                $(1,017,768)            $(1,017,768)

Fractional Shares

                  The Company will not issue fractional shares of stock in connection with the reverse stock split. In lieu thereof, stockholders who would otherwise be entitled to receive a factional share as a consequence of the reverse stock split will be rounded up to the next whole share of our Common Stock. For example, a shareholder who owns 95 shares of our Common Stock prior to the proposed stock split will automatically own 10 shares of our Common Stock after the reverse stock split (not the 9.5 shares that would result from dividing 95 shares by 10). As a result, shareholders will not receive cash for fractional shares.

Procedure for Implementing the Reverse Stock Split

                  In connection with the reverse stock split, ten shares of pre-split outstanding Common Stock will be exchanged for one share of post-split Common Stock. Post-split shares of our Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to our transfer agent. To determine the number of shares of our Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the transfer agent on the date upon which the split becomes effective will be divided by ten.

                  Upon surrender to the transfer agent of the share certificate(s) representing shares of pre-split Common Stock and the applicable transfer fee payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of our Common Stock.

Change of Name

                  The Company has recently acquired NeoStem, Inc., a corporation engaged in an adult stem cell collection and long term storage business. As the Company has announced that it will now focus its business efforts on developing that business, the Board believes it appropriate to change the corporate name to NeoStem, Inc.

Vote Required to Approve the Amended and Restated Certificate of Incorporation

                  Approval of the reverse stock split, the change of the Company's name to NeoStem, Inc. and the other corporate charter changes described herein as set forth in the Company's Amended and Restated Certificate of Incorporation, attached hereto as Exhibit A-1, requires the affirmative vote of a majority of the aggregate number of shares of Common Stock outstanding.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL THREE


CONSIDERATION OF AND VOTE TO APPROVE AN AMENDMENT TO THE COMPANY'S 2003 EQUITY PARTICIPATION PLAN TO INCREASE THE SHARES AUTHORIZED TO BE ISSUED THEREUNDER FROM 5,000,000 (POST-REVERSE SPLIT) TO 25,000,000 SHARES (POST-REVERSE SPLIT) AND TO MAKE CERTAIN OTHER CHANGES IN THE 2003 EPP.

         The Board of Directors adopted the Company's 2003 Equity Participation Plan (the "2003 EPP") on February 6, 2003, and the stockholders approved the 2003 EPP on July 24, 2003. The Board of Directors approved the 2003 EPP to reserve 15,000,000 shares of the Company's Common Stock for grant of stock options and other performance incentives to the Company's employees, non-employee directors, consultants and advisors. At a meeting held on May 4, 2005, the Board of Directors approved an amendment to the 2003 EPP, which was approved by stockholders at the 2005 Annual Meeting, increasing the shares of the Company's Common Stock reserved for grant of stock options and other performance incentives thereunder to the Company's employees, non-employee directors, consultants and advisors from 15,000,000 to 50,000,000. By action of the Board on July 17, 2006, the Board restated the 2003 EPP and approved further amendments (attached hereto as Exhibit B-1: (a) increasing the number of shares reserved under the EPP from 50,000,000 shares (pre-reverse split) to 250,000,000 shares (pre-reverse split) or 25,000,000 shares (post-reverse split); and (b) certain other changes to the EPP subject to shareholder approval, including

     o Performance Based Compensation. Performance based compensation is disregarded for purposes of the $1,000,000 limit on deductible compensation under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as "performance based compensation" under 162(m), the directors administering the 2003 EPP must be "outside directors." As the Company has not had outside directors historically, the 2003 EPP lacks language by which a committee of outside directors, as defined in Section 162(m) of the Code and Treasury Regulations thereunder, administers the Plan. The Plan must also state the maximum amount of shares that can be granted to any one employee during a performance period in order to be exempt under Section 162(m). Thus, the Plan amendments being proposed for your approval: (a) provide that the committee shall consist of outside directors, to the extent that the Board has at least two outside directors in its service, and (b) limit the maximum number of shares that can be granted to any one person in any calendar year to 10,000,000 shares (post reverse-split).

         The following is a brief description of the material features of the 2003 EPP. Such description is qualified in its entirety by reference to the 2003 EPP.

Purpose.

         The purpose of the 2003 EPP is to provide long-term incentives to select employees, non-employee directors, consultants and advisors of the Company and to encourage them to devote their abilities and industry to the success of the Company.

Shares and Incentives Available Under the 2003 EPP.

         The 2003 EPP provides for grants of stock options, stock appreciation rights, and restricted stock. An aggregate of 50,000,000 shares of Common Stock is authorized for issuance under the 2003 EPP, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. Such shares may be treasury shares, newly issued shares, or shares purchased from stockholders expressly for use under the plan. The stockholders at the Annual Meeting are being asked to approve an amendment to the 2003 EPP to increase this amount from 50,000,000 (adjusting to 5,000,000 shares if the reverse stock split is approved) to 25,000,000 (post-reverse split). As of July 17, 2006, the closing sale price per share of the Common Stock on the OTC Bulletin Board was $.06.

Eligibility.

         The persons eligible to receive awards under the 2003 EPP are those persons who are, or who have agreed to become, officers or employees of, non-employee directors of, or consultants or advisers to, the Company or any parent or subsidiary Company of the Company; provided, however, that (i) only employees are eligible to receive incentive stock options under the 2003 EPP; and (ii) consultants and advisors will be allowed to receive grants of nonstatutory stock options or restricted stock only if the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), who is or will be providing bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

Determination of Eligibility; Administration of the 2003 EPP.

         The 2003 EPP is administered by the Board of Directors or by a committee consisting of at least two directors chosen by the Board of Directors (the "Plan Committee"). For purposes of Internal Revenue Code Section 162(m), subject to your approval, the Plan will be administered by "outside directors" (as such term is defined by the Internal Revenue Code of 1986, as amended and regulations thereunder) to the extent that the outside directors serve on the Board. The 2003 EPP provides that the Plan Committee has full discretion and authority to (i) select eligible persons to receive awards, and (ii) determine the type and number of awards to be granted and the number of shares of Common Stock to which awards will relate. You are being asked to approve the limitation on the number of shares that can be awarded with respect to options to any one person during any calendar year.

         The Plan Committee has no discretion, however, to select the non-employee directors to whom stock options will be granted under the 2003 EPP, or to set the number of shares subject to such options or the exercise price of such options. Any action of the Plan Committee with respect to the interpretation and construction of any provision of the 2003 EPP, or of any stock option, or with respect to any restricted stock is final, conclusive and binding on all parties, including the Company, its stockholders and its employees. The 2003 EPP provides that members of the Plan Committee will not be liable for any act or determination taken or made in good faith in their capacities as such members and will be fully indemnified by the Company, to the extent permitted by law, with respect to such acts and determinations.

Types of Awards.

         Stock Options. The Plan Committee is authorized to grant stock options to employees, non-employee directors, consultants, and advisors of the Company or any of its parent or subsidiary Companies. The Plan Committee may grant both incentive stock options ("ISOs"), as defined under Section 422 of the Internal Revenue Code (the "Code"), and non-qualified stock options under the 2003 EPP. However, only employees are allowed to receive ISO grants. The terms and conditions of grants of stock options granted under the 2003 EPP are set forth in a written agreement (the "Option Agreement").

         The purchase price per share subject to an ISO may not be less than the fair market value of a share of Common Stock on the date of grant, except that it must be at least 110% of the fair market value on the date of grant with respect to ISOs granted to a 10% stockholder. The purchase price per share subject to a nonqualified stock option may be less than the fair market value of a share of Common Stock on the date of grant, and will be determined by the Plan Committee at the time the option is granted. The term "fair market value" on any date means the closing sales price, or if not available, the closing bid price per share on such date on the OTC Bulletin Board. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

         The maximum term of each option, the times at which each option will be exercisable, and the vesting schedule, if any, associated with a stock option grant generally are fixed by the Plan Committee, except that no option may have a term exceeding ten years, or five years in the case of an ISO granted to a 10% stockholder. Unless otherwise provided in the Option Agreement, options are fully vested and exercisable on grant. Notwithstanding the foregoing, if the Board of Directors of the Company approves a plan of complete liquidation or a merger or certain consolidation transactions, the successor corporation shall assume or substitute the options granted under the Plan. In the event that the Board or Committee determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume each outstanding option or substitute an equivalent option or stock appreciation right for each outstanding option, then the Board or Committee shall notify all holders of outstanding options that all outstanding Options shall immediately become fully vested and may be exercised for a period of twenty (20) days from the date of such notice and that any Options and stock appreciation rights that are not exercised within such period shall terminate upon consummation of such liquidation, merger or consolidation.

         Options may be exercised by providing written notice to the Secretary of the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable Option Agreement. Payment may be made, in the discretion of the Plan Committee, in (i) cash or check, (ii) other shares of Common Stock, (iii) a combination of cash and a promissory note, (iv) cashless exercise program, if any, or (v) through a combination of these methods.

         If an optionee pays the option price with shares of Common Stock, the Plan Committee may, in its discretion, grant the optionee an option with a reload feature. A reload stock option, which will be granted to the optionee at the same time that payment is received on the option exercise, will allow the participant to purchase (i) the number of shares of Common Stock equal to the sum of the number of shares used to exercise the original option (or the number of shares not received if the optionee paid the option price by receiving a reduced number of shares on exercise), or (ii) in the case of non-qualified stock options, the number of shares of Common Stock used to satisfy any tax withholding requirement related to the exercise of such option. Generally, the terms and provisions of the 2003 EPP will apply to any reload option. The term of a reload option will be equal to the remaining term of the option which gave rise to the reload option.

         Stock Appreciation Rights. The Plan Committee is authorized to grant awards of stock appreciation rights ("SARs"), either at the same time as or subsequent to an option grant; provided, however, that SARs granted with respect to an ISO must always be granted at the same time that the ISO is granted. The grant of a SAR will be evidenced by a written agreement. SARs may be exercised by providing written notice to the Secretary of the Company, specifying the number of shares with respect to which the SAR is being exercised. The exercise of a SAR will cancel and terminate the right to purchase an equal number of shares of Common Stock covered by the related option. Likewise, upon exercise or termination of any related option, the SAR will terminate to the extent of the number of shares of Common Stock as to which the related option was exercised or terminated.

         The amount of payment that an optionee will be entitled to upon exercise of a SAR is 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the related option (minus any amount necessary to satisfy the Company's obligation to withhold taxes). Such payment may be made, at the Company's discretion, in either cash or shares of Common Stock.

         Restricted Stock. The Plan Committee is authorized to grant awards of restricted stock to employees, non-employee directors, consultants and advisors. A restricted stock award is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, until the restrictions specified by the Plan Committee lapse. Grants of restricted stock will be evidenced by a written agreement. An individual granted restricted stock generally has all of the rights of a stockholder of the Company. The Plan Committee may modify outstanding awards of restricted stock provided that the modification does not adversely alter or impair the holder's rights or obligations under the award without his or her consent. The Plan Committee also has the discretion to determine how dividends related to shares of restricted stock will be paid. When the restrictions imposed on an award lapse, the Plan Committee will deliver a stock certificate for the shares, free of any restrictions, to the individual.

Non-Employee Directors.

         Newly elected or appointed non-employee directors of the Company will receive an option under the 2003 EPP to purchase 200,000 shares of Common Stock (post-split) at an exercise price equal to the fair market value of a share of Common Stock upon election by the stockholders or appointment by the Board of Directors, as the case may be which shall vest and become exercisable as to 50,000 shares on each of the date of grant and the first, second and third anniversaries of the date of grant.

Transferability of Awards.

         Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Plan Committee may, in its discretion, permit transfers of nonstatutory stock options (and related
SARs) for estate planning or other purposes subject to any applicable restrictions under federal securities laws. The shares of Common Stock currently issuable under the 2003 EPP are registered under the Securities Act of 1933, as amended (the "Securities Act") and the Company intends to register the increase in the shares of Common Stock issuable under the 2003 EPP under the Securities Act of 1933 if such increase is ratified by the stockholders.

Effect of Termination of Employment or Service.

         Except as otherwise provided in the Option Agreement, (i) in the event that a participant's employment or service with the Company or its parent or subsidiary is terminated for cause or voluntarily by the employee, non-employee director, consultant or advisor, then the option will expire immediately, (ii) in the event that a participant's employment or service with the Company or its parent or subsidiary terminates for any reason other than death or disability (including retirement), then such option may be exercised, to the extent exercisable on the date of termination, at any time within three months after such termination, but in no event after the stated expiration of the option,
(iii) in the event that a participant dies while employed by or providing service to the Company or its parent or subsidiary, or dies within three months after termination of employment or service, other than voluntarily or for cause, then the option may be exercised, to the extent exercisable on the date of death, by the estate of the employee, non-employee director, consultant or advisor or by his beneficiary, at any time within one year after the date of such death, but in no event after the stated expiration of the option, and (iv) in the event that a participant ceases employment or service because of a permanent or total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director, consultant or advisor to, the Company or its parent or subsidiary companies, then the option may be exercised, to the extent exercisable on the date of termination, at any time within one year after termination of employment or service due to the disability, but in no event after the stated expiration of the option.

         A grantee of shares of restricted stock will forfeit all unvested shares, if any, at such time as the grantee is no longer employed by, or providing service to, the Company or its parent or subsidiary companies.

Amendment, Suspension or Termination of the 2003 EPP.

         The 2003 EPP will terminate on February 6, 2013. Prior to that date, the Board of Directors may amend, modify, suspend or terminate the Plan, subject to stockholder approval when required by law. No amendment, modification, suspension or termination may adversely affect the rights of participants, without their consent, under any outstanding awards or grants of options.

Federal Income Tax Consequences of Options and Awards.

         The following is a brief description of the federal income tax consequences generally arising with respect to the grant of options and awards pursuant to the 2003 EPP. This summary is based on the Code, regulations, rulings and decisions now in effect, all of which are subject to change by legislation, administrative action or judicial decision. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2003 EPP.

         ISOs. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO. The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee's "tax basis" in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

         If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO shares equal to the amount realized upon such sale minus the optionee's tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee's tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee's tax basis in the shares. Any gain in excess of the amount realized as ordinary income is capital gain. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee's death, and pledges and hypothecations of ISO shares.

         Non-qualified stock options. In general, an optionee granted a non-qualified stock option will not recognize taxable income upon the grant of the non-qualified stock option. Upon the exercise of the non-qualified stock option (including an option intended to be an ISO but which has not continued to so qualify at the time of exercise), the optionee generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of exercise minus the exercise price, and the optionee will have a tax basis in the shares equal to the fair market value of the shares at the time of exercise. A subsequent sale of the shares by the optionee generally will result in short-term or long-term capital gain or loss equal to the sale price of such shares minus the optionee's tax basis in such shares.

         In the event that an optionee forfeits an unexercised ISO or a non-qualified stock option (or portion of such option), the optionee will not recognize a loss for federal income tax purposes.

         Stock Appreciation Rights. In general, an optionee will not recognize taxable income upon the grant of a stock appreciation right. Upon the exercise of the right, the optionee generally will recognize taxable ordinary income in an amount equal to the fair market value of any shares and/or cash received.

         Restricted stock. Because restricted stock will be restricted as to transferability and subject to a substantial risk of forfeiture for a period of time after being awarded, a participant generally will not be subject to taxation at the time of such award. The participant generally must recognize ordinary income equal to the fair market value of the shares at the first time the restricted stock becomes transferable or not subject to a substantial risk of forfeiture. A participant may, however, elect to be taxed at the time of award of restricted stock rather than upon lapse of the restriction on transferability or substantial risk of forfeiture. If a participant makes such an election but subsequently forfeits the restricted stock, he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which he or she previously paid tax.

         Compensation Deduction Limitation. Code Section 162(m) generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, or to the other four most highly compensated officers, in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, if various requirements are satisfied. Subject to other requirements, options and stock appreciation rights that are granted with an exercise price equal to fair market value on the date of grant will be deemed "performance based compensation." The Company intends that options (other than non-qualified stock options with respect to which the exercise price is less than the fair market value of the shares subject to such options on the date of grant) and certain other awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as "performance-based compensation," so that such awards will not be subject to the deductibility cap. You are being asked to approve (i) the administration of the Plan by "outside directors," and (ii) the limitation on the amount of shares subject to any award to any person in any one calendar year, both requirements to constitute performance based compensation.

         Withholding. The Company has the right to deduct from all awards paid in cash or from other wages paid to an employee of the Company, any federal, state, or local taxes required by law to be withheld with respect to awards, and the employee or other person receiving shares under the 2003 EPP will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares.


                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL FOUR

          RATIFICATION OF THE APPOINTMENT OF HOLTZ RUBENSTEIN REMINICK
                LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC
            ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006


            The Board of Directors has selected Holtz Rubenstein Reminick LLP as the Company's independent certified public accountants for the year ending December 31, 2006. Holtz Rubenstein Reminick LLP has served as the Company's auditors since 2003. The selection of independent certified public accountants is to be voted upon at the meeting, and it is intended that the persons named in the accompanying proxy will vote for Holtz Rubenstein Reminick LLP. Representatives of Holtz Rubenstein Reminick LLP are expected to attend the meeting, to have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                  ACCOUNTING FEES AND OTHER ACCOUNTING MATTERS

All audit and audit-related work and all non-audit work performed by the Company's independent accountants is approved in advance by the Board of Directors of the Company, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees. Audit fees billed or expected to be billed to the Company by the Company's principal accountant for the audit of the financial statements included in the Company's Annual Reports on Form 10-K, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, for the years ended December 31, 2005 and December 31, 2004 totaled approximately $32,000 and $25,000, respectively.

Audit-Related Fees. The Company was billed $54,000 and $0 by the Company's principal accountant for the fiscal years ended December 31, 2005 and 2004, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the caption Audit Fees above.

Tax Fees. The Company was billed or expected to be billed an aggregate of $8,000 and $7,350 by the Company's principal accountant for the fiscal years ended December 31, 2005 and 2004, respectively, for tax services, principally advice regarding the preparation of income tax returns.

All Other Fees. The Company incurred fees for the fiscal years ended December 31, 2005 and 2004, respectively, for permitted non-audit services of $0 and $0, respectively.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL.

                              STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the 2007 Annual Meeting of Stockholders must be received by the Company at the Company's principal executive offices, 420 Lexinton Avenue, Suite 450, New York, New York 10107 no later than the close of business on _________, 2007 to be considered for inclusion in the Proxy Statement for the 2007 Annual Meeting and by _______, 2007 in order for the proposal to be considered timely for consideration at next year's Annual Meeting (but not included in the Proxy Statement for such meeting).

                                 ANNUAL REPORTS

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "2005 Annual Report") containing consolidated financial statements reflecting the financial position of the Company as of December 31, 2005 and 2004, and the results of operations and statements of cash flows for each of the three years in the period ended December 31, 2005, has been mailed with this proxy material to all stockholders. The 2005 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                 OTHER BUSINESS

         The Annual Meeting of Stockholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

         You are cordially invited to attend the Annual Meeting in person. Your participation in and discussion of the Company's affairs will be welcome.

                                 By Order of the Board of Directors

                                 ________________________________
                                 Catherine M. Vaczy, Secretary

                                   EXHIBIT A-1



                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             PHASE III MEDICAL INC.


     Phase III Medical Inc., a corporation  organized and existing  under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"), does hereby certify as follows:

     1. The name of the Corporation is Phase III Medical Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 18, 1980, under the name of Fidelity Medical Services, Inc. The name of the Corporation was changed to Phase III Medical Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware on July 24, 2003. The name of the Corporation is being changed to NeoStem, Inc. in connection with the filing of this Amended and Restated Certificate of Incorporation.

     2. This Amended and Restated Certificate of Incorporation of Phase III Medical Inc., in the form attached hereto as Exhibit A, has been duly adopted by the directors and the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     3. The Amended and Restated Certificate of Incorporation so adopted reads in its entirety as set forth in Exhibit A attached hereto and is incorporated herein by reference.

     4. This Amended and Restated Certificate of Incorporation shall be effective on the date of filing with the Secretary of State of Delaware.

     IN WITNESS  WHEREOF,  the  Corporation has caused this Amended and Restated
Certificate of Incorporation to be executed by its CEO on this ____ day of August, 2006.


                                    Phase III Medical Inc.

                                    By:__________________________
                                    Robin L. Smith
                                    Chief Executive Officer

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  NEOSTEM, INC.


     FIRST: The name of the corporation is NeoStem, Inc. (hereinafter sometimes referred to as the "Corporation").

     SECOND: The registered office of the Corporation is located at 32 Loockerman Square, Suite L-100, City of Dover, Delaware 19904. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The nature of the business and the objects and purposes to be transacted, promoted and carried on are to do any or all of the things herein mentioned as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

     To purchase, take, own, hold, deal in, mortgage or otherwise lien and to lease, sell, exchange, convey, transfer or in any manner whatever dispose of real property, within or without the State of Delaware.

     To manufacture, purchase or otherwise acquire and to hold, own, mortgage or otherwise lien, pledge, lease, sell, assign, exchange, transfer or in any manner dispose of, and to invest, deal and trade in and with goods, wares, merchandise and personal property of any and every class and description, within or without the State of Delaware.

     To acquire the good will, rights and property and to undertake the whole or any part of the assets and liabilities of any person, firm, association or corporation; to pay for the same in cash, the stock of this company, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

     To guarantee, purchase or otherwise acquire, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of shares of the capital stock, bonds or other evidences of indebtedness created by other corporations and while the holder of such stock to exercise all the rights and privileges of ownership, including the right to vote thereon, to the same extend as a natural person might or could do.

     To purchase or otherwise acquire, apply for, register, hold, use, sell or in any manner dispose of and to grant licenses or other rights in and in any manner deal with patents, inventions, improvements, processes, formulas, trademarks, trade names, rights and licenses secured under letters patent, copyrights or otherwise.

     To enter into, make and perform contracts of every kind for any lawful purpose, with any person, firm, association or corporation, town, city, county, body politic, state, territory, government or colony or dependency thereof.

     To borrow  money for any of the  purposes of the  corporation  and to draw, make, accept, endorse, discount, execute, issue, sell, pledge or otherwise dispose of promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable, transferable or non-transferable instruments and evidences of indebtedness and to secure the payment thereof and the interest thereon by mortgage or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation at the time owned or thereafter acquired.

     To purchase, hold, sell and transfer the shares of its capital stock.

     To have one or more offices and to conduct any or all of its operations and business and to promote its object, within or without the State of Delaware, without restriction as to place or amount.

     To carry on any other business in connection therewith.

     To do any or all of the things herein set forth as principal, agent, contractor, trustee or otherwise, alone or in company with others.

     The objects and purposes specified herein shall be regarded as independent objects and purposes and, except where otherwise expressed, shall be in no way limited or restricted by reference to or inference from the terms of any other clause or paragraph of this certificate of incorporation.

     FOURTH:

     A. The total number of shares of stock which the Corporation shall have authority to issue is 505,000,000 shares, of which 500,000,000 shares are designated as common stock, having a par value of $.001 per share ("Common Stock") and 5,000,000 shares are designated as preferred stock, $.01 par value per share ("Preferred Stock").

     B. Preferred Stock. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof of the Preferred Stock are as follows:

     The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the Preferred Stock in series and by filing a Certificate pursuant to the Delaware General Corporation Law to establish the number of shares to be included in each such series. The Preferred Stock may be issued either as a class without series, or as so determined from time to time by the Board of Directors, either in whole or in part in one or more series, each series to be appropriately designated by a distinguishing number, letter or title prior to the issue of any shares thereof. Whenever the term "Preferred Stock" is used in this Article FOURTH, it shall be deemed to mean and include Preferred Stock issued as a class without series, or one or more series thereof, or both, unless the context shall otherwise require. There is hereby expressly granted to the Board of Directors of the Corporation authority, subject to the limitations provided by law, to fix the voting power, the designations, and the relative preferences, powers, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of each series of said Preferred Stock and the variations in the relative powers, rights, preferences and limitations as between series, and to increase the number of shares constituting each series, and to decrease such number of shares (but not to less than the number of outstanding shares of the series), in the resolution or resolutions adopted by the Board of Directors providing for the issue of said Preferred stock.

     The authority of the Board of Directors of the corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

     1. The designation of the series;

     2.   The number of shares initially constituting such series;

     3. The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

     4. The rate or rates and the times and conditions under which dividends on the shares of such series shall be paid, and, (i) if such dividends are payable in preference to, or in relation to, the dividends payable on any other class or classes of stock, the terms and conditions of such payment, and (ii) if such dividends shall be cumulative, the date or dates from and after which they shall accumulate;

     5. Whether or not the shares of such series shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under conditions and at different redemption dates;

     6. The amount payable on the shares of such series in the event of the dissolution of, or upon any distribution of the assets of, the Corporation;

     7. Whether or not the shares of such series may be convertible into, or exchangeable for, shares of any other class or series and the price or prices and the rates of exchange and the terms of any adjustments to be made in connection with such conversion or exchange;

     8. Whether or not the shares of such series shall have voting rights in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more or less than one vote per share;

     9. Whether or not a purchase fund shall be provided for the shares of such series, and, if such a purchase fund shall be provided, the terms and conditions thereof;

     10. Whether or not a sinking fund shall be provided for the redemption of the shares of such series and if such a sinking fund shall be provided, the terms and conditions thereof; and

     11. Any other powers, preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, as shall not be inconsistent with the provisions of this Article FOURTH or the limitations provided by law.

     C. Common Stock. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof of the Common Stock are as follows:

     1. Subject to the rights of the Preferred stockholders, the holders of the Common Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors of the Corporation in its discretion, from time to time, out of any funds or assets of the Corporation lawfully available for the payment of such dividends.

     2. In the event of any liquidation, dissolution or winding up of the Corporation, or any reduction of its capital, resulting in a distribution of its assets to its stockholders, whether voluntary or involuntary, then, after there shall have been paid or set apart for the holders of the Preferred Stock the full preferential amounts to which they are entitled, the holders of the Common Stock shall be entitled to receive as a class, pro rata, the remaining assets of the Corporation available for distribution to its stockholders.

     3. For any and all purposes of this Certificate of Incorporation, neither the merger or consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or substantially all of the assets of the Corporation, or any other transaction or series of transactions having the effect of a reorganization shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

     4. Except as otherwise expressly provided by, law or in a resolution of the Board of Directors providing voting rights to the holders of the Preferred Stock, the holders of the Common Stock shall possess exclusive voting power for the election of directors and for all other purposes and each holder thereof shall be entitled to one vote for each share thereof.

     D. The Corporation is hereby reducing the number of shares of Common Stock issued and outstanding by means of a reverse stock split. Effective at 9:00 a.m. (the "Effective Time") on August 31, 2006 (the "Effective Date"), each ten (10) shares of authorized Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and changed into one (1) validly issued, fully paid and nonassessable share of Common Stock (a "New Share"). Each holder of record of shares of Common Stock so reclassified and changed shall at the Effective Time automatically become the record owner of the number of New Shares as shall result from such reclassification and change. Each such record holder shall be entitled to receive, upon the surrender of the certificate or certificates representing the shares of Common Stock so reclassified and changed at the office of the transfer agent of the Corporation in such form and accompanied by such documents, if any, as may be prescribed by the transfer agent of the Corporation, a new certificate or certificates representing the number of New Shares of which he or she is the record owner after giving effect to the provisions of this Article FOURTH. The Corporation shall not issue fractional New Shares. Stockholders entitled to receive fractional New Shares shall, in lieu thereof, be rounded up to the next whole share of Common Stock held by such holder immediately prior to the Effective Time which have not been classified into a whole New Share.

         FIFTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any Court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such a manner as the Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if made, be binding upon all of the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         SIXTH: The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

     SEVENTH: The Board of Directors shall have the power to make, alter or repeal the By-laws.

     EIGHTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law and all rights conferred on officers, directors and stockholders herein are granted subject to this reservation.

     NINTH: The personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director is hereby eliminated, provided that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(iii) under section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. This article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article first became effective.

                                   EXHIBIT B-1

                                  NEOSTEM, INC.

                       2003 Equity Participation Plan (1)

      1. Purpose of the Plan. The Neostem, Inc. 2003 Equity Participation Plan (the "Plan") is intended to advance the interests of Neostem, Inc. (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, and "Restricted Stock," to employees, non-employee Directors, consultants and advisors.

      2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or by a committee (the "Committee") consisting of at least two (2) directors chosen by the Board of Directors. The directors chosen by the Board of Directors shall be "outside directors" (as that term is defined by the Internal Revenue Code of 1986, as amended, and regulations thereunder) to the extent that there are at least two such outside directors serving on the Board. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option, or with respect to any Restricted Stock, granted under it shall be final and conclusive. The receipt of Options or Restricted Stock by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

      3. Shares Subject to the Plan. The shares subject to Options granted under the Plan, and shares granted as Restricted Stock under the Plan, shall be shares of the Company's common stock, par value $.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options or as Restricted Stock granted under the Plan shall not exceed in the aggregate twenty five million (25,000,000) shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan. In the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall again be available for Options and grants of Restricted Stock under the Plan. In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Sections 14(b) or 27 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan. Notwithstanding the foregoing, no more than 10,000,000 shares of Common Stock may be granted to any one person with respect to Options during any one calendar year period.

      4. Participation. The class of individuals that shall be eligible to receive Options ("Optionees") and Restricted Stock ("Grantees") under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof and Restricted Stock described in Section 18 hereof, all employees, and non-employee Directors of, or consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company; provided, however, neither nonstatutory Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered


(1) On February 6, 2003 this Plan was originally adopted by the Board and on July 24, 2003 originally approved by the shareholders. On May 4, 2005 this Plan was amended by the Board and on July 20, 2005 the amendment was approved by the shareholders. This amended and restated plan was adopted by the Board on July 17, 2006.

by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Options and Restricted Stock shall be granted ("Participants"), and the number of shares to be covered by each Option and each Restricted Stock grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant. Notwithstanding the foregoing, the selection of non-employee Directors whom Options are to be granted, the number of shares subject to the Option, and the exercise price of any Option shall be as set forth in Section 8 hereof and the Committee shall have no discretion as to such matters. For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Options granted to such individual shall not be exercisable, and the Restricted Stock granted shall not vest, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the Company, the Options and/or Restricted Stock granted shall be considered null and void.

      5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, and the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

      6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to "incentive stock options," and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

            (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

            (b) Each Incentive Stock Option under the Plan must be granted prior to February 6, 2013, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

            (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value (as defined in subsection
(f) of this Section 6) of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Incentive Stock Option is granted.

            (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 13 hereof.

            (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

            (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed or traded on a national securities exchange, The Nasdaq Stock Market ("Nasdaq"), the National Association of Securities Dealers OTC Electronic Bulletin Board (the "Bulletin Board"), the Bulletin Board Exchange (the "BBX") or the Pink Sheets (or any successor organization), fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange, Nasdaq, the Bulletin Board, the BBX or the Pink Sheets (or any successor organization), as reported thereby, as the case may be, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of business for trading, then on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price, as the case may be, on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the ninety (90) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee upon the reasonable application of a reasonable valuation method.

      7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

            (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of
Section 4 hereof.

            (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

            (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 13 hereof).

      8. Grant of Options to Non-Employee Directors.

            (a) Subject to the provisions of Section 3 hereof, for so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who shall become a non-employee Director after the effective date of this Plan shall be granted, on the date of his initial election by stockholders or initial appointment by the Board of Directors of the Company, an Option to purchase 200,000 shares of Common Stock at a per share option price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 15 of the Plan) which shall vest and become exercisable as to 50,000 shares on the date of grant, 50,000 shares on the first anniversary of the date of grant, 50,000 shares on the second anniversary of the date of grant and 50,000 shares on the third anniversary of the date of grant.

            (b) For so long as this Plan is in effect and shares are available for the grant of options hereunder, on the date of the Company's annual meeting of stockholders, there shall be granted to each person who is a non-employee Director on the date of such annual meeting an Option to purchase 50,000 shares of Common Stock at a per share option price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 15 of the Plan); provided, however, that any non-employee Director who received an Option grant pursuant to Section 8(a) above shall not be entitled to receive an Option grant pursuant to this Section 8(b) in the same calendar year.

      9. Reload Options. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 14(b)(ii)) or by having the Company reduce the number of shares otherwise issuable to an Optionee (as provided for in the last sentence of Section 14(b)) (a "Net Exercise"). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock or in the event of a Net Exercise, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option (or not issued in the case of a Net Exercise), and (ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a 10% Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

      10. Rights of Option Holders. The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

      11. Alternate Stock Appreciation Rights.

            (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. A SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

            (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

            (c) A SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

            (d) The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

            (e) The amount payable by the Company to an Optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of a SAR shall be determined by dividing the amount of payment determined pursuant to Section 11(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of a SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 11(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

            (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 13 hereof.

            (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

            (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

            (i) A SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

            (j) All references in this Plan to "Options" shall be deemed to include "SARs" where applicable.

      12. Transferability of Options.

            (a) No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

            (b) Notwithstanding Section 12(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during an Optionee's lifetime, upon the approval of the Board of Directors or the Committee, to an Optionee's "family members" (as such term is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order. The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Board of Directors or the Committee may deem appropriate. As used in this Plan the terms "Optionee" and "holder of an Option" shall refer to the grantee of the Option and not any transferee thereof.

      13. Effect of Termination of Employment or Death on Options.

            (a) Unless otherwise provided in the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall be terminated for "Cause" (as such term is defined hereinbelow) or voluntarily by the employee, non-employee Director, consultant or advisor, then his Option shall expire forthwith. Unless otherwise provided in the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 13, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this
Section 13. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a parent or subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services. For purposes of awards made under the Plan, "Cause" shall mean, unless otherwise specifically provided in a Grantee's award agreement, Participant's (i) conviction of, guilty plea to or confession of guilt of a felony or a criminal act involving moral turpitude,
(ii) commission of a fraudulent, illegal or dishonest act in respect of the Company or its successors, (iii) willful misconduct or gross negligence that reasonably could be expected to be injurious to the business, operations or reputation of the Company or its successors (monetarily or otherwise), (iv) material violation of the Company's policies or procedures in effect from time to time; provided, however, to the extent such violation is subject to cure, Participant will have a reasonable opportunity to cure such violation after written notice thereof, or (v) material failure to perform duties as assigned to Participant by the Company from time to time; provided, however, to the extent such failure is subject to cure, Participant will have a reasonable opportunity to cure such non-performance after written notice thereof. Notwithstanding the foregoing, if a Participant has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Participant's service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether "Cause" shall have occurred for purposes of this Plan.

            (b) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one
(1) year after such death.

            (c) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) ("Permanent Disability") while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 13, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

            (d) An Option may not be exercised pursuant to this Section 13 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

            (e) For purposes of this Section 13, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

      14. Exercise of Options.

            (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall vest and become exercisable as to 33 1/3 % of the shares subject to such Option on the first anniversary of its date of grant, as to an additional 33 1/3% of the shares subject to such Option on the second anniversary of its date of grant, and as to the balance of the shares subject to such Option on the third anniversary of its date of grant. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

            (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Board of Directors or the Committee in its sole discretion) or (iii) if provided for in the Stock Option Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Board or the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and (iii). Alternatively, if provided for in the Stock Option Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

         (c) The Board or the Committee (as the case may be) shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Board or Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) other Shares of the Company's capital stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised;

                  (iv) consideration received by the Company under a cashless exercise program permitted by the Board or Committee, including a cashless exercise program utilizing the services of a single broker acceptable to the Board or Committee;

                  (v) a reduction in the amount of any Company liability to the Participant, including any liability attributable to participation in any Company-sponsored deferred compensation program or arrangement;

                  (vi) any combination of the foregoing methods of payment; or

                  (vii) such other consideration and method of payment , including a promissory note, for the issuance of shares to the extent permitted by governing law.

      15. Adjustment Upon Change in Capitalization.

            (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares (including restricted shares) and option price per share subject to outstanding Options, and in any limitation on exercisability referred to in Sections 3 and 14(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 19 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

            (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

      16. Further Conditions of Exercise of Options.

            (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

            (b) If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

      17. Restricted Stock Grant Agreement. Each Restricted Stock grant under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by the individual or entity to whom such Restricted Stock is granted. The Restricted Stock Grant Agreement shall specify the number of shares of Restricted Stock granted, the vesting periods and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

      18. Restricted Stock Grants.

            (a) The Board of Directors or the Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 4 hereof.

            (b) In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the following restrictions in this Section 18(b) shall apply to grants of Restricted Stock made by the Board or the Committee:

                  (i) No shares granted  pursuant to a grant of Restricted Stock
may  be  sold,  transferred,   pledged,   assigned  or  otherwise  alienated  or
hypothecated until, and to the extent that, such shares are vested.

                  (ii) Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Board or the Committee, as provided for in the Restricted Stock Grant Agreement. Unless otherwise provided in the Restricted Stock Grant Agreement, the restrictions on any restricted shares granted under the Plan shall lapse as to 33 1/3 % of the shares on the first anniversary of its date of grant, as to an additional 33 1/3% of the shares on the second anniversary of its date of grant, and as to the balance of the shares on the third anniversary of its date of grant. The foregoing notwithstanding (but subject to the provisions of (iii) hereof and subject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a Director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company. All forfeited shares shall be returned to the Company.

                  (iii)   Notwithstanding   the   provisions   of  (ii)  hereof,
non-vested Restricted Stock shall automatically vest to the same extent as non-vested options as provided for in Section 19 hereof.

            (c) In determining the vesting requirements with respect to a grant of Restricted Stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any such restrictions shall be specifically set forth in the Restricted Stock Grant Agreement.

            (d) Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

            (e) During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Board or the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

            (f) Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

      19. Liquidation, Merger or Consolidation. Notwithstanding Section 14(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Options, stock appreciation rights and shares of restricted stock granted under the Plan shall be assumed or equivalent options, stock appreciation rights, or restricted shares substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Board or Committee determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume each outstanding Option, stock appreciation right, or restricted share or substitute equivalent options, stock appreciation rights, or restricted shares, then optionees and holders of stock appreciation rights shall fully vest in and have the right to exercise each outstanding Option and stock appreciation right covered thereby, and all vesting periods of each Grantee's restricted stock award shall be deemed to have been satisfied. In that event, the Board or Committee shall notify all holders of outstanding Options and stock appreciation rights that all outstanding Options and stock appreciation rights shall immediately become fully vested and may be exercised for a period of twenty (20) days from the date of such notice and that any Options and stock appreciation rights that are not exercised within such period shall terminate upon consummation of such liquidation, merger or consolidation.

      20. Effectiveness of the Plan. The Plan was adopted by the Board of Directors and is effective on February 6, 2003.

      21. Termination, Modification and Amendment.

            (a) The Plan (but not Options previously granted under the Plan) shall terminate on February 6, 2013, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after termination of the Plan. The foregoing shall not be deemed to limit the vesting period for Restricted Stock granted pursuant to the Plan.

            (b) The Board of Directors may at any time, on or before the termination date referred to in Section 21(a) hereof, without stockholder approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable.

            (c) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option or Restricted Stock shall have been granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

      22. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

      23. Use of Proceeds. The proceeds from the sale of shares pursuant to Options or Restricted Stock granted under the Plan shall constitute general funds of the Company.

      24. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

      25. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

      26. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the Optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

      27. Withholding Taxes.

            (a) Whenever under the Plan shares of Common Stock are to be delivered to an Optionee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

            (b) The Board of Directors or the Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock. Such right may be provided to any such holder in either or both of the following formats:

                  (i) The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  (ii) The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

      28. Other Provisions. Each Option granted, and each Restricted Stock grant, under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

      29. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

      30. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

                             PHASE III MEDICAL, INC.

                     PROXY CARD FOR HOLDERS OF COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 29, 2006

         The undersigned hereby appoints Robin L. Smith and Catherine M. Vaczy, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Phase III Medical, Inc. Annual Meeting of Stockholders to be held on August 29, 2006 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the Board's nominees for director named herein, adoption of the Company's Amended and Restated Certificate of Incorporation, including amendments effecting a reverse stock split of the Company's Common Stock at a ratio of one-for-ten shares and changing the Company's name from "Phase III Medical, Inc. to "NeoStem, Inc.", approval of the amendments to the Company's 2003 Equity Participation Plan and the ratification of the appointment of the Company's auditors to audit the Company's financial statements for the 2006 fiscal year.

                  PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)




                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                          "FOR" PROPOSALS 1, 2, 3 AND 4


                                                              Withold authority for
                                                                  all nominees
                                         For all              *(except as marked to
                                         nominees              the contrary below)             Nominees:
                                    -------------------      ------------------------
1.      Election of 4                                                                      Robin L. Smith
        Directors.                                                                          Mark Weinreb
                                    -------------------      ------------------------      Wayne A. Marasco
                                                                                          Joseph D. Zuckerman
* To withhold authority for any individual nominees, print nominee's name on the line below.



------ ------------------------------ --------------- ----------------- - --------------- -- --------------
                                                            FOR              AGAINST            ABSTAIN
------ ------------------------------ --------------- ----------------- - --------------- -- --------------

2.     Approval of the Amended and
       Restated Certificate of
       Incorporation, including
       amendments effecting a
       reverse stock split of the
       Company's Common Stock at a
       ratio of one-for-ten shares
       and changing the Company's
       name from "Phase III
       Medical, Inc. to "NeoStem,
       Inc."
------ ------------------------------ --------------- ----------------- - --------------- -- --------------

3.     Amendment to the 2003 Equity
       Participation Plan to fix
       the number of shares of
       Common Stock authorized for
       issuance thereunder at
       25,000,000 (assuming
       approval of Proposal No. 2),
       to provide for the
       administration of the 2003
       EPP by a committee of
       outside directors and to
       provide a maximum amount of
       shares of 10,000,000 that
       may be granted to any one
       person in any calendar year.

------ ------------------------------ --------------- ----------------- - --------------- -- --------------

4.     Ratification  of  Holtz  Rubenstein   Reminick  to  audit  the  Company's
       financial statements for the fiscal year ending 2005

------ ------------------------------ --------------- ----------------- - --------------- -- --------------

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

         UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE BOARD'S NOMINEES FOR DIRECTOR NAMED HEREIN, ADOPTION OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, INCLUDING AMENDMENTS EFFECTING A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK AT A RATIO OF ONE-FOR-TEN SHARES AND CHANGING THE COMPANY'S NAME FROM "PHASE III MEDICAL, INC. TO "NEOSTEM, INC.", APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 2003 EQUITY PARTICIPATION PLAN AND THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S AUDITORS TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE 2006 FISCAL YEAR.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend.

Signed:__________________________

Signed:__________________________     Dated:_________________________, 2006


NOTE: Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.